Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[Fixed Income Artwork]

FIXED INCOME

Semiannual Report
2002

DELAWARE
Tax-Free Arizona Fund

DELAWARE
Tax-Free Arizona Insured Fund

DELAWARE
Tax-Free California Fund

DELAWARE
Tax-Free California Insured Fund

DELAWARE
Tax-Free Colorado Fund



[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors


Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $85 billion in assets as of March 31, 2002.

Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 6

Performance Summaries

  Tax-Free Arizona Fund                                         7

  Tax-Free Arizona Insured Fund                                 8

  Tax-Free California Fund                                      9

  Tax-Free California Insured Fund                             10

  Tax-Free Colorado Fund                                       11

Financial Statements:

  Statements of Net Assets                                     12

  Statements of Operations                                     24

  Statements of Changes in Net Assets                          25

  Financial Highlights                                         28

  Notes to Financial Statements                                43


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

Delaware Distributors, L.P.

Letter
   to Shareholders                                                March 12, 2002

Recap of Events
The six months ended February 28, 2002 formed a complex period for investors in fixed-income securities. Throughout the period, yield and price swings on bonds were unusually wide, as investors grappled with an extremely varied set of economic forecasts. September 11 and its aftermath also generated concerns about bond credit quality -- especially among corporate issuers -- leading to increased volatility throughout the fixed-income marketplace.

Amid these concerns, municipal bond credit ratings generally held up well compared to those of other fixed-income investments. According to credit ratings agency Standard & Poor's, 211 corporate bond issuers defaulted on a record $115.4 billion of debt during 2001. Yet aside from several city agency bonds and airport bonds in New York that were directly affected by the events of September 11, municipal bond credit remained relatively unaffected throughout much of the recent recession.

Volatility also was relatively muted among municipals during the period. An increase of greater than 35% in municipal supply during 2001 helped keep municipal yields from swinging as widely as those in some other fixed-income asset classes (Source: Salomon Smith Barney). The fact that demand in the municipal markets is generated largely by individual investors also may have helped keep yields relatively stable. Demand from individual investors is known to drop as yields fall in the fixed-income markets, and vice versa. This tends to create a stabilizing force on yields in the individual investor-dominated municipal markets.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers as well. As the fiscal second half begins for your Fund, the strength of any U.S. economic recovery is a burning issue for the fixed-income markets in general.

Total Returns
For the period ended February 28, 2002                                Six Months
--------------------------------------                                ----------
Delaware Tax-Free Arizona Fund - Class A Shares                         +1.49%
Delaware Tax-Free Arizona Insured Fund - Class A Shares                 +1.65%
Lipper Arizona Municipal Debt Funds Average (43 funds)                  +1.45%
Delaware Tax-Free California Fund - Class A Shares                      +1.57%
Lipper California Municipal Debt Funds Average (111 funds)              +0.80%
Delaware Tax-Free California Insured Fund - Class A Shares              +0.76%
Lipper California Insured Municipal Debt Funds Average (25 funds)       +0.96%
Delaware Tax-Free Colorado Fund - Class A Shares                        +1.59%
Lipper Colorado Municipal Debt Funds Average (27 funds)                 +1.24%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +1.99%
Lehman Brothers Insured Municipal Bond Index                            +1.98%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 11. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of U.S. government bonds. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

"A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets."

Four of the five Delaware Investments tax-free funds in this report outperformed their Lipper peer group during the six-month fiscal period ended February 28, 2002. On the pages that follow, portfolio manager Andrew McCullagh discusses performance for the individual funds, and his outlook for the municipal bond markets in Arizona, California, and Colorado.

Market Outlook

A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for recovery, as the economy obviously reached bottom sometime during the fall and winter and now appears to be rebounding somewhat more strongly than expected.

Longer municipal bond yields are currently offering significant premiums, allowing investors to pick up yield as they extend their maturity. Given this fact, and the current low interest rate environment, we think Delaware Investments tax-free funds are currently attractive investment vehicles. The after-tax yield on cash equivalents such as taxable and tax-exempt money market funds and bank CDs continued to plummet during the six-month period covered in this report. As a result, we believe that many investors in moderate to high tax brackets would do well to consider municipals as a possible alternative to cash. For more information on whether one of Delaware Investments' tax-free funds is suitable for you, please contact your financial advisor.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,


/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
   Management Review                                              March 12, 2002


Fund Manager
Andrew M. McCullagh, Jr.
Senior Portfolio Manager

The Funds' Results

Bonds and bond funds enjoyed strong performance in the six months ended February 28, 2002. In a contracting economy, many investors turned away from equities, particularly as significant numbers of companies issued downward earnings revisions or endured earnings disappointments.

Municipal credit levels remained high relative to corporate bonds, and ratings agencies upgraded many more municipal bonds than they downgraded. This differed from the credit picture in the corporate bond market, where more bonds were downgraded than upgraded.

The period was characterized by strong demand for municipal bonds and ample supply to meet that demand. Total municipal bond issuance in 2001 reached a record $283.6 billion in 2001, up 42 percent over the previous year's total, according to the Bond Market Association. The result was better bond selection in many states, as well as improved liquidity and an increased ability for Fund managers to shop for bargains.

For most of the period, investors generally took part in a "flight to quality," avoiding riskier securities and opting instead for higher-quality investment opportunities. Municipal bond funds benefited greatly from this sentiment. According to the Investment Company Institute, investors bought more than $11.5 billion of municipal bond funds in 2001, after having sold $14 billion worth of municipal bond funds in 2000.

As of the end of February 2002, the national average yield on the 30-year AAA-rated municipal bond was 5.03%. By comparison, the 30-year Treasury bond yielded 5.42%. As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Delaware Tax-Free Arizona Fund

The Fund rewarded shareholders with solid performance for the six months ended February 28, 2002. The Fund's return of +1.49% (Class A shares at net asset value with distributions reinvested) compares favorably to the +1.45% return of the Lipper Arizona Municipal Debt Funds Average for the same period.

During the six-month period, we sought to improve the call protection in the portfolio. Many municipal securities are "callable" 10 years from issuance, meaning that issuers can retire a bond 10 years from the date it is first offered, paying back the principal to bond holders. To increase the Fund's potential going forward, we sold bonds that were nearing their call dates and invested the proceeds in bonds with more distant call dates. This strategy also helped to enhance the Fund's dividend yield during the period.

In addition, we extended duration to take advantage of market movements. As of February 28, 2002, the Fund's average duration was 9.10 years, up from 8.94 years six months earlier. Duration is a measure of a bond's price sensitivity to interest rate changes. Because interest rates were generally declining during the period, extending duration generally contributed to price appreciation in the portfolio.

Delaware Tax-Free Arizona Insured Fund

For the six months ended February 28, 2002, the Fund delivered a total return of +1.65% (Class A shares at net asset value with distributions reinvested). This performance beat the +1.45% gain made by the Lipper Arizona Municipal Debt Funds Average.

The Arizona economy in general has fared better than the rest of the country during the current recession. As a result, Arizona municipal securities continue to offer a combination of attractive yields and high quality credit ratings.

We continued to emphasize income throughout the period. As interest rates dropped, we sold our positions in pre-refunded bonds and purchased issues we believed would offer higher income going forward. (When a bond is pre-refunded, it is retired prior to its maturity date, with interest payments backed by U.S. Treasury securities that are held in escrow). A profit from one such sale contributed significantly to the Fund's positive performance during the period.

Another strategy we used during the period was to extend duration slightly to boost the Fund's performance potential. Duration is a measure of a bond's price sensitivity to interest rate changes. All else being equal, a shorter duration makes a Fund less volatile, helping to preserve principal when interest rates are rising, but a longer duration is generally beneficial during periods of declining rates. The Fund's average duration was 7.79 years as of February 28, 2002.

New holdings purchased for the Fund in the period included multi-family housing bonds and various development bonds.

Delaware Tax-Free California Fund

For the six months ended February 28, 2002, the Fund outpaced the average return of its peers, generating a return of +1.57% (Class A shares at net asset value with distributions reinvested) compared to +0.80% for the Lipper California Municipal Debt Funds Average.

Credit quality played a major role in our strategy over the past six months. As we added new positions, we emphasized higher quality bonds, raising the Fund's average credit quality to A2 as of February 28, 2002. Especially in a slower growth environment, we believe that higher quality bonds offer better relative value because of the superior credit worthiness of the issuers and the demand currently being generated for such issuers. New additions to the portfolio during the period often included multi-family housing bonds and medical bonds.

The Fund's duration stood at 9.58 years at period's end, up from 7.39 years as of our last report. We extended duration to take advantage of the superior performance of the municipal market. Municipal securities, in general, performed better than their government or corporate counterparts throughout the period. Longer duration securities benefited to a greater degree in the declining interest rate environment.

Delaware Tax-Free California Insured Fund

Your Fund returned +0.76% (Class A shares at net asset value with distributions reinvested) for the six months ended February 28, 2002. This performance fell short of the +0.96% return of the Lipper California Municipal Debt Funds Average. The Fund's current 30-day SEC yield of 4.15% (for Class A shares) compared favorably to that of its Lipper peer group as of February 28, 2002.

The California economy has been impacted to varying degrees by the current recession. As a result, we have tried to avoid any exposure to the worst-performing areas, such as high tech industries, and have focused instead on those sectors that seem to be more immune to an economic slowdown.

Throughout the period, our investment approach centered on improving the overall call protection of the portfolio. To increase the Fund's performance potential, we sold bonds that were nearing their call dates and invested the proceeds in bonds with more distant call dates. During the recent fiscal period we often turned to multi-family housing bonds and transportation bonds when adding to the portfolio.

We also worked to extend duration as a means to take advantage of the frequent price appreciation that was triggered by declining rates. As of February 28, 2002, the Fund's duration was 9.99 years, up from 7.73 years as of the last fiscal report. As we begin the second half of our fiscal year, we believe that the Fund's longer duration should make the Fund more competitive within its peer group.

Delaware Tax-Free Colorado Fund

The Fund posted healthy gains for the six months ended February 28, 2002, delivering a return of +1.59% (Class A shares at net asset value with distributions reinvested). In comparison, the Lipper Colorado Municipal Debt Funds Average gained +1.24% for the same period.

The Fund continues to hold substantial positions in education bonds, particularly those that fund charter schools. We are optimistic about the performance of these issues going forward. Colorado is focusing on charter schools as a means to reduce overcrowding in the public school system. We believe that many of these holdings offer substantial upgrade potential. The key to such bonds, as in any market sector, is selectivity on an issue-by-issue basis.

Other key sectors in the portfolio include multi-family housing and healthcare. Although healthcare continues to comprise a significant portion of the portfolio, the weighting is down from earlier periods. Consolidation in the industry led us to upgrade, and as a result, trim our holdings. As we added new positions during the period, we also focused on higher quality issues that we believed would perform better in a recessionary environment.

Finally, we pulled back on duration slightly. Duration stood at 7.67 years as of February 28, 2002. This duration is more closely in line with the Fund's peers. As is the case in Arizona, the Colorado economy has been less severely impacted by the current recession than other parts of the country. As a result, we anticipate that the emerging economic recovery will bode well for a municipal bond market that has remained quite steady.

Outlook

We believe that the economy will grow in the coming months, though we think it is unlikely that this growth will be particularly robust. We also anticipate that inflation will remain in check, and that the Federal Reserve will therefore have little impetus to raise rates. In our opinion, bonds and bond funds will continue to benefit from this.

We also anticipate that bonds will continue to benefit from a less than optimal equities situation, which is likely to be a feature of a mild recovery. Though there may be some lessening in demand as equities become somewhat more attractive, we believe that the slow pace of recovery will combine with the continuing need for diversification to create a steady interest in bond funds such as ours.

New
  at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.


[GRAPHIC OMITTED]

            DELAWARE
    e:delivery
ONLINE, ALL THE TIME

Delaware
   Tax-Free Arizona Fund


Fund Basics

As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$38.09 million
--------------------------------------------------------------------------------
Number of Holdings:
30
--------------------------------------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh, Jr. joined Delaware Investments in 1997 after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DVAAX
Class B   DVATX
Class C   DVAZX

Fund Performance
Average Annual Total Returns

Through February 28, 2002                       Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                            +6.69%     +5.40%      +6.59%
Including Sales Charge                            +6.11%     +4.60%      +2.64%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
Excluding Sales Charge                            +5.53%     +4.62%      +5.80%
Including Sales Charge                            +5.53%     +4.30%      +1.80%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
Excluding Sales Charge                            +5.63%     +4.62%      +5.77%
Including Sales Charge                            +5.63%     +4.62%      +4.77%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free Arizona Insured Fund


Fund Basics

As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$157.06 million
--------------------------------------------------------------------------------
Number of Holdings:
59
--------------------------------------------------------------------------------
Fund Start Date:
April 1, 1991
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh, Jr.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   VAZIX
Class B   DVABX
Class C   DVACX

Fund Performance
Average Annual Total Returns

Through February 28, 2002             Lifetime  10 Years  Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
Excluding Sales Charge                 +6.84%    +6.47%     +5.45%      +6.24%
Including Sales Charge                 +6.47%    +6.06%     +4.65%      +2.25%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
Excluding Sales Charge                 +5.45%               +4.67%      +5.54%
Including Sales Charge                 +5.45%               +4.34%      +1.54%
--------------------------------------------------------------------------------
Class C (Est. 5/26/94)
Excluding Sales Charge                 +5.39%               +4.69%      +5.53%
Including Sales Charge                 +5.39%               +4.69%      +4.53%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free California Fund

Fund Basics

As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$46.63 million
--------------------------------------------------------------------------------
Number of Holdings:
36
--------------------------------------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh, Jr.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DVTAX
Class B  DVTFX
Class C  DVFTX


Fund Performance
Average Annual Total Returns

Through February 28, 2002                    Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                        +6.93%      +6.25%       +6.49%
Including Sales Charge                        +6.35%      +5.43%       +2.47%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                        +6.44%      +5.52%       +5.68%
Including Sales Charge                        +6.44%      +5.20%       +1.68%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                        +6.15%                   +5.78%
Including Sales Charge                        +6.15%                   +4.78%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free California Insured Fund

Fund Basics

As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$37.32 million
--------------------------------------------------------------------------------
Number of Holdings:
23
--------------------------------------------------------------------------------
Fund Start Date:
October 15, 1992
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh, Jr.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   VCINX
Class B   DVNBX
Class C   DVNCX

Fund Performance
Average Annual Total Returns

Through February 28, 2002                Lifetime     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/15/92)
Excluding Sales Charge                    +6.23%        +5.62%       +5.44%
Including Sales Charge                    +5.80%        +4.82%       +1.52%
--------------------------------------------------------------------------------
Class B (Est. 3/2/94)
Excluding Sales Charge                    +4.75%        +4.86%       +4.55%
Including Sales Charge                    +4.75%        +4.53%       +0.58%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
Excluding Sales Charge                    +5.18%        +4.87%       +4.78%
Including Sales Charge                    +5.18%        +4.87%       +3.79%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
   Tax-Free Colorado Fund


Fund Basics

As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$341.06 million
--------------------------------------------------------------------------------
Number of Holdings:
97
--------------------------------------------------------------------------------
Fund Start Date:
April 23, 1987
--------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh, Jr.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A    VCTFX
Class B    DVBTX
Class C    DVCTX

Fund Performance
Average Annual Total Returns

Through February 28, 2002           Lifetime    10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge               +7.29%      +6.58%      +5.63%      +6.79%
Including Sales Charge               +7.02%      +6.18%      +4.83%      +2.81%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge               +5.50%                  +4.85%      +6.08%
Including Sales Charge               +5.50%                  +4.51%      +2.08%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge               +5.48%                  +4.87%      +6.07%
Including Sales Charge               +5.48%                  +4.87%      +5.07%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements                                        Delaware Tax-Free Arizona Fund
  of Net Assets                                    February 28, 2002 (Unaudited)


                                                        Principal     Market
                                                          Amount      Value

Municipal Bond - 98.46%
General Obligation Bonds - 6.76%
  Eagle Mountain Community Facility
    District 6.50% 7/1/21                               $1,010,000  $1,113,697
  Puerto Rico Commonwealth
    5.125% 7/1/30 (FSA)                                  1,450,000   1,460,817
                                                                    ----------
                                                                     2,574,514
                                                                    ----------
Higher Education Revenue Bonds - 2.68%
  Glendale Industrial Development
    Authority 5.875% 5/15/31                             1,000,000   1,019,900
                                                                    ----------
                                                                     1,019,900
                                                                    ----------
Hospital Revenue Bonds - 7.58%
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                  550,000     586,487
  Scottsdale Arizona Industrial
    Development Authority Hospital
    Revenue Scottsdale Healthcare
    5.70% 12/1/21                                          500,000     499,655
    5.80% 12/1/31                                        1,000,000   1,002,520
  Winslow Industrial Development
    Authority Hospital Revenue
    (Winslow Memorial Hospital Project)
    5.50% 6/1/22                                         1,000,000     798,490
                                                                    ----------
                                                                     2,887,152
                                                                    ----------
Housing Revenue Bonds - 28.35%
  Maricopa County Industrial
    Development Authority Multifamily
    Housing Revenue
    (Metro Gardens-
    Mesa Ridge Project)
    5.15% 7/1/29 (MBIA)                                  1,000,000   1,006,190
  (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA)                                 1,465,000   1,560,180
  (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA)                                  850,000     921,383
  Maricopa County Industrial
    Development Authority Single
    Family Housing Revenue
    (Bay Club at Mesa Cove) Series B
    8.25% 9/1/35                                         1,885,000   1,818,817
  Peoria Casa Del Rio
    Multifamily Housing
    7.30% 2/20/28 (GNMA)                                   500,000     534,610
  Phoenix Industrial Development
    Authority Multifamily
    Housing Revenue (Bay Club
    Apartments Project)
    5.95% 11/20/36                                       1,000,000   1,077,600
  Phoenix Industrial Development
    Authority (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                   500,000     548,125
  Phoenix Industrial Development
    Authority Multifamily Housing
    Revenue (Capital Mews Apartments)
    5.70% 12/20/40 (GNMA)                                1,000,000   1,021,850

                                                        Principal     Market
                                                          Amount      Value

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Pima County Industrial Development
    Authority Multifamily
    Housing Revenue (Sunbriar
    Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                             $  500,000  $  528,810
  Pima County Industrial Development
    Authority Single Family
    Mortgage Revenue
  * 6.05% 11/1/34 (AMT/GNMA/
    FNMA/FHLMC)                                          6,750,000     985,298
    6.125% 11/1/33 (AMT/GNMA/
    FNMA/FHLMC)                                            750,000     796,110
                                                                    ----------
                                                                    10,798,973
                                                                    ----------
Leases/Certificates of Participation - 5.38%
    Sedona Partner Certificates of
    Participation Series 1999
    5.75% 7/1/16                                           500,000     530,360
  University of Arizona Certificates of
    Participation (University of Arizona
    Projects) Series B
    5.125% 6/1/22 (AMBAC)                                1,500,000   1,517,910
                                                                    ----------
                                                                     2,048,270
                                                                    ----------
Other Revenue Bonds - 19.47%
  Maricopa County Industrial Development
    Authority School District Revenue
    6.75% 7/1/29                                         2,000,000   2,087,500
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project) Series A
    6.75% 7/1/31                                         2,315,000   2,317,107
  Pima County Industrial Development
    Authority Industrial Revenue
    7.875% 7/1/21                                        2,000,000   1,987,900
  Puerto Rico Public Finance Corporation
    Commonwealth Appropriation Series E
    5.50% 8/1/29                                         1,000,000   1,024,150
                                                                    ----------
                                                                     7,416,657
                                                                    ----------
Pollution Control Revenue Bonds - 5.41%
  Coconimo County (Nevada Power)
    6.375% 10/1/36                                       1,000,000   1,005,520
  Maricopa County Pollution Control
    Corporation Pollution Control Revenue
    6.375% 8/1/15                                        1,000,000   1,056,580
                                                                    ----------
                                                                     2,062,100
                                                                    ----------
Power Authority Revenue Bonds - 8.10%
  Salt River Project Arizona Agricultural
    Improvement & Power
    (Salt River Project) Series A
    5.00% 1/1/31                                         3,125,000   3,084,813
                                                                    ----------
                                                                     3,084,813
                                                                    ----------
Transportation Revenue Bonds - 9.85%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    (Highway Revenue) Series Y
    5.50% 7/1/36                                         1,100,000   1,141,338

Statements                                        Delaware Tax-Free Arizona Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                        Principal     Market
                                                          Amount      Value
Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    Transportation Revenue Series A
    4.75% 7/1/38 (MBIA)                                 $2,750,000  $2,610,933
                                                                    ----------
                                                                     3,752,271
                                                                    ----------
Water & Sewer Revenue Bonds - 4.88%
  Phoenix Civic Improvement Corporation
    5.00% 7/1/24 (FGIC)                                  1,865,000   1,858,659
                                                                    ----------
                                                                     1,858,659
                                                                    ----------
Total Municipal Bond (cost $36,952,453)                             37,503,309
                                                                    ----------
                                                        Number of
                                                          Shares
Short-Term Investments - 1.69%

Federated Arizona Municipal Trust                         645,313      645,313
                                                                   -----------
Total Short-Term Investments
  (cost $645,313)                                                      645,313
                                                                   -----------
Total Market Value of Securities - 100.15%
  (cost $37,597,766)                                                38,148,622
                                                                   -----------
Liabilities Net of Receivables
  and Other Assets - (0.15%)                                           (55,751)
                                                                   -----------
Net Assets Applicable to 3,623,653
  Shares Outstanding - 100.00%                                     $38,092,871
                                                                   -----------

Net Asset Value - Delaware Tax-Free Arizona
  Fund Class A ($24,787,004 / 2,358,192 Shares)                         $10.51
                                                                        ------
Net Asset Value Delaware Tax-Free Arizona
  Fund Class B ($9,431,970 / 897,698 Shares)                            $10.51
                                                                        ------
Net Asset Value - Delaware Tax-Free Arizona
  Fund Class C ($3,873,897 / 367,763 Shares)                            $10.53
                                                                        ------
Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                         $39,015,455
Accumulated net realized loss on investments                        (1,473,440)
Net unrealized appreciation of investments                             550,856
                                                                   -----------
Total net assets                                                   $38,092,871
                                                                   ===========

*Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Fund
Net asset value Class A (A)                                             $10.51
Sales charge (3.75% of offering price, or 3.90%
   of amount invested per share) (B)                                      0.41
                                                                        ------
Offering price                                                          $10.92
                                                                        ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                Delaware Tax-Free Arizona Insured Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)

                                                        Principal     Market
                                                          Amount      Value
Municipal Bond - 98.84%

Airport Revenue Bonds - 3.21%
  Tucson Airport Authority
    5.35% 6/1/31 (AMBAC)                                $5,000,000  $ 5,034,050
                                                                    -----------
                                                                      5,034,050
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 2.55%
  Maricopa County Industrial Revenue
    (Family Health Reach)
    6.30% 9/20/38 (GNMA/FHA)                             3,715,000    4,005,587
                                                                    -----------
                                                                      4,005,587
                                                                    -----------
General Obligation Bonds - 10.00%
  Cochise County Unified School
    District #68 7.50% 7/1/10 (FGIC)                     1,000,000    1,244,490
  Maricopa County Arizona School
    District #14 (Creighton School
    Improvement Project of
    1990) Series C
    6.50% 7/1/08 (FGIC)                                  1,000,000    1,162,140
  Maricopa County School District #3
    Tempe Elementary Series E
    5.70% 7/1/16 (FGIC)                                  1,025,000    1,114,872
  Puerto Rico Commonwealth
    5.125% 7/1/30 (FSA)                                  2,550,000    2,569,023
    5.125% 7/1/31                                        6,200,000    6,135,520
  Scottsdale 5.00% 7/1/22                                1,000,000    1,008,120
  Tucson 6.10% 7/1/12 (FGIC)                             2,390,000    2,473,650
                                                                    -----------
                                                                     15,707,815
                                                                    -----------
Higher Education Revenue Bonds - 8.23%
  Arizona State University System
    6.125% 7/1/15 (MBIA)                                 1,000,000    1,023,590
  Glendale Industrial Development
    Authority Educational Facilities
    (American Graduate
    School International)                                1,000,000    1,038,640
    5.625% 7/1/20 (Connie Lee)
    5.875% 7/1/15 (Connie Lee)                           3,000,000    3,203,310
  Mohave County Community College
    6.00% 3/1/20 (MBIA)                                  1,000,000    1,091,850
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project) Series C
    6.75% 7/1/31                                         6,570,000    6,575,979
                                                                    -----------
                                                                     12,933,369
                                                                    -----------
Hospital Revenue Bonds - 11.06%
  Mesa Individual Development Authority
    (Discovery Health Systems)
    5.625% 1/1/29 (MBIA)                                10,000,000   10,416,100
  Phoenix Industrial Development
    Authority Hospital Revenue
    (John C. Lincoln Health) Series B
    5.75% 12/1/16 (Connie Lee)                           4,110,000    4,430,292
  Pima County Tucson Medical Center
    6.375% 4/1/12 (MBIA)                                 1,000,000    1,024,130
  University of Arizona Medical Center
    6.25% 7/1/10 (MBIA)                                  1,445,000    1,496,601
                                                                    -----------
                                                                     17,367,123
                                                                    -----------

                                                        Principal     Market
                                                          Amount      Value

Municipal Bonds (continued)

Housing Revenue Bonds - 22.92%
  Chandler Industrial Development
    Authority Multifamily Housing
    5.90% 7/20/15 (GNMA/FHA)                            $1,060,000  $1,095,160
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Wispering Palms Apartments) Series A
    5.90% 7/1/29 (MBIA)                                  1,205,000   1,268,793
  Maricopa County Industrial Development
    Authority Multifamily Housing
    (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA)                                 1,000,000   1,064,970
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA)                                1,650,000   1,788,567
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas De Merced Apartments Project)
    5.50% 12/20/37 (GNMA)                                1,145,000   1,152,786
  Phoenix Industrial Development
    Authority (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                 1,500,000   1,644,375
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    7.50% 10/20/35 (GNMA)                                1,359,000   1,575,027
  Phoenix Industrial Development
    Authority Multifamily Housing
    Revenue (Bay Club Apartments
    Project) 5.90% 11/20/31 (GNMA)                       1,500,000   1,615,485
  Phoenix Industrial Development
    Authority Multifamily Housing
    Revenue (Capital Mews Apartments)
    5.70% 12/20/40 (GNMA)                                3,000,000   3,065,549
  Phoenix Industrial Development
    Authority Multifamily Housing
    Revenue (Ventana Palms Apartments)                     510,000     547,113
    6.15% 10/1/29 (MBIA)
    6.20% 10/1/34 (MBIA)                                   940,000   1,003,572
  Pima County Industrial Development
    Authority Multifamily Housing
    Revenue (Columbus Village) Series A                  1,160,000   1,267,335
    6.00% 10/20/31 (GNMA)
    6.05% 10/20/41 (GNMA)                                1,530,000   1,673,759
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Fountaine Village Apartments)                         625,000     655,163
    5.55% 12/20/20 (GNMA/FHA)
    5.70% 12/20/40 (GNMA/FHA)                            5,000,000   5,202,449
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Nova & Villa Projects)
    7.00% 12/30/31 (GNMA)                                1,290,000   1,455,236

Statements                                Delaware Tax-Free Arizona Insured Fund
   of Net Assets (continued)                       February 28, 2002 (Unaudited)

                                                        Principal     Market
                                                          Amount      Value

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Sunbriar Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                             $1,225,000  $ 1,295,585
  Pima County Industrial Development
    Authority Single Family Housing
    Revenue
    6.10% 5/1/31 (GNMA)                                  2,605,000    2,755,985
  Tolleson Industrial Development
    Authority Multifamily Housing
    Revenue (Copper Cove Project)
    Series A 5.45% 11/20/32 (GNMA)                       1,285,000    1,309,030
  Yuma Industrial Development
    Authority Multifamily Revenue
    6.10% 9/20/19 (GNMA)                                 2,340,000    2,550,132
  Yuma Industrial Development Authority
    Multifamily Revenue
    (Regency Apartments A)
    5.50% 12/20/32
    (GNMA/FHA)                                           2,000,000    2,017,160
                                                                     ----------
                                                                     36,003,231
                                                                     ----------
Leases/Certificates of Participation - 14.03%
  Arizona State Board of Regents
    Certificates of Participation
    5.125% 6/1/25 (AMBAC)                                2,000,000    2,016,280
  Oro Valley Common Trust Funds
    Partnership
    5.75% 7/1/17 (MBIA)                                  1,000,000    1,055,560
  Phoenix Arizona Industrial Development
    Authority Lease (Capital Mall)
    5.00% 9/15/28 (AMBAC)                                4,000,000    3,958,120
    5.50% 9/15/27 (AMBAC)                                5,000,000    5,187,500
  Pinal County Certificates of Participation
    5.125% 6/1/21 (AMBAC)                                4,675,000    4,736,804
  Scottsdale Municipal Property
    Corporation Lease
    6.25% 11/1/14 (FGIC)                                 3,900,000    4,005,768
  University of Arizona Certificates of
    Participation
    5.75% 6/1/19 (AMBAC)                                 1,000,000    1,068,620
                                                                     ----------
                                                                     22,028,652
                                                                     ----------
Other Revenue Bonds - 4.03%
  Puerto Rico Public Buildings Authority
    Series D 5.25% 7/2/36                                1,000,000    1,001,670
  Surprise Municipal Property Excise
    Tax Revenue
    5.70% 7/1/20 (FGIC)                                  5,000,000    5,335,250
                                                                     ----------
                                                                      6,336,920
                                                                     ----------

                                                        Principal     Market
                                                          Amount      Value

Municipal Bonds (continued)

Power Authority Revenue Bonds - 10.45%
  Mesa Arizona Utility Systems Revenue
    5.25% 7/1/16 (FGIC)                                $ 3,000,000  $3,314,850
  Puerto Rico Industrial Tourist Facilities
    Financing Authority
    6.625% 6/1/26                                        2,000,000   2,084,260
  Salt River Agricultural Improvement &
    Power Project
    6.25% 1/1/19 (FGIC)                                  1,115,000   1,141,570
  Salt River Project Arizona Agricultural
    Improvement & Power
    (Salt River Project) Series A
    5.00% 1/1/31                                        10,000,000   9,871,400
                                                                   -----------
                                                                    16,412,080
                                                                   -----------
 * Pre-Refunded/Escrowed to Maturity - 1.32%
  Phoenix Street & Highway Revenue
    6.50% 7/1/09-02 (AMBAC)                              2,000,000   2,078,180
                                                                   -----------
                                                                     2,078,180
                                                                   -----------
 School District Authority - 0.64%
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project) Series A
    6.75% 7/1/31                                         1,000,000   1,000,910
                                                                   -----------
                                                                     1,000,910
                                                                   -----------
 Transportation Revenue Bonds - 4.46%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Transportation
    Revenue Series A
    4.75% 7/1/38 (MBIA)                                  7,375,000   7,002,046
                                                                   -----------
                                                                     7,002,046
                                                                   -----------
 Water & Sewer Revenue Bonds - 5.94%
  Gilbert Water & Waste Water Revenue
    6.50% 7/1/12 (FGIC)                                  1,000,000   1,099,100
    6.50% 7/1/22 (FGIC)                                  2,650,000   2,898,305
  Phoenix Civic Improvement Corporation
    5.00% 7/1/24 (FGIC)                                  3,200,000   3,189,120
  Puerto Rico Public Finance Revenue
    Series A
    5.00% 8/1/31 (MBIA)                                  2,150,000   2,144,991
                                                                   -----------
                                                                     9,331,516
                                                                   -----------
 Total Municipal Bond (cost $149,353,275)                          155,241,479
                                                                   -----------

Statements                                Delaware Tax-Free Arizona Insured Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)




Total Market Value of Securities - 98.84%
   (cost $149,353,275)                                          $ 155,241,479
                                                                -------------
Receivables and Other Assets
   Net of Liabilities - 1.16%                                       1,819,409
                                                                -------------
Net Assets Applicable to 13,820,314
   Shares Outstanding - 100.00%                                  $157,060,888
                                                                -------------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class A
   ($139,439,697 / 12,270,852 Shares)                                  $11.36
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class B
   ($11,994,924 / 1,055,134 Shares)                                    $11.37
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class C
   ($5,626,267 / 494,328 Shares)                                       $11.38
                                                                       ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                      $ 150,056,994
Accumulated net realized gain on investments                        1,115,690
Net unrealized appreciation of investments                          5,888,204
                                                                -------------
Total net assets                                                $ 157,060,888
                                                                =============

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A)                                            $11.36
Sales charge (3.75% of offering price, or 3.87%
   of amount invested per share) (B)                                     0.44
                                                                       ------
Offering price                                                         $11.80
                                                                       ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                     Delaware Tax-Free California Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                        Principal     Market
                                                          Amount      Value

Municipal Bond - 100.98%

Airport Revenue Bonds - 4.77%
  San Jose Airport Revenue Series A
    5.00% 3/1/31 (FGIC)                                 $1,250,000  $1,235,838
  Southern California Logistics Airport
    Authority 6.50% 12/1/31                              1,000,000     988,710
                                                                    ----------
                                                                     2,224,548
                                                                    ----------
General Obligation Bonds - 6.36%
  California State 5.00% 2/1/27                          2,000,000   1,950,940
  California State Veterans Series B
    5.70% 12/1/32                                        1,000,000   1,016,590
                                                                    ----------
                                                                     2,967,530
                                                                    ----------
Higher Education Revenue Bonds - 2.16%
  California State Fresno University
    Auxiliary Organization 6.00% 7/1/22                  1,000,000   1,005,540
                                                                    ----------
                                                                     1,005,540
                                                                    ----------
Hospital Revenue Bonds - 18.90%
  Abag Finance Authority of California
    (Nonprofit Corporations) (San Diego
    Hospital Association) Series A
    6.125% 8/15/20                                       1,250,000   1,281,338
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         2,000,000   1,993,060
  California Infrastructure & Economic
    Development (J. David Gladstone
    Institute Project) 5.50% 10/1/20                     1,500,000   1,550,415
  California Infrastructure & Economic
    Development (Kaiser Hospital) Series A
    5.55% 8/1/31                                         2,000,000   2,034,280
  California Statewide Community
    Development Authority Partnership
    (The Internext Group) 5.375% 4/1/17                  2,000,000   1,954,440
                                                                    ----------
                                                                     8,813,533
                                                                    ----------
Housing Revenue Bonds - 24.63%
* California Housing Finance Agency
    Revenue 5.625% 8/1/31                                5,285,000     999,658
  California Mobilehome Park Financing
    Authority (Ranch Vallecitos - San
    Marcos) Series A
    5.25% 11/15/36 (ACA)                                 2,315,000   2,228,349
  California Statewide Communities
    Development Authority Multifamily
    Revenue (Silver Ridge Apartments)
    5.80% 8/1/33                                         1,000,000   1,036,820
  Fairfield Housing Authority
    5.625% 9/1/23                                        1,000,000     963,430
  Monterey County Housing Authority
    (Parkside Manor Apartments)
    5.00% 7/1/19                                         1,260,000   1,166,168
  San Marcos Redevelopment Agency
    Tax Allocation Affordable Housing
    Project Series A 6.00% 10/1/27                         530,000     560,714
  Santa Clara County Housing Authority
    (John Burns Gardens Apartments)
    6.00% 8/1/41                                         3,500,000   3,524,884

                                                        Principal     Market
                                                          Amount      Value
Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Santa Clara County Housing Authority
    (Rivertown Apartments Project)
    Series A 5.85% 8/1/31                               $1,000,000  $ 1,004,110
                                                                    -----------
                                                                     11,484,133
                                                                    -----------
Leases/Certificates of Participation - 15.69%
  Abag Finance Authority of California
    (Nonprofit Corporations) Certificates of
    Participation (Lincoln Glen Manor Senior
    Citizens) 6.10% 2/15/25                              2,575,000    2,761,868
  California State Public Works Board
    Lease 5.00% 3/1/27 (AMBAC)                           1,000,000      990,120
  San Diego County Certificates of
    Participation 5.70% 2/1/28                           1,500,000    1,506,270
  San Diego County Certificates of
    Participation (The Burnham Institute)
    6.25% 9/1/29                                         1,000,000    1,040,080
  San Diego County Certificates of
    Participation (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,016,280
                                                                    -----------
                                                                      7,314,618
                                                                    -----------
Other Revenue Bonds - 23.81%
  California Statewide Community
    Development Authority (Bentley School)
    6.75% 7/1/32                                         1,000,000    1,006,570
  Delano Community Redevelopment Agency
    Tax Allocation 6.00% 11/1/03                         2,500,000    2,514,724
  El Monte Public Authority Tax Allocation
    Special Term (Multiple Redevelopment
    Project) 5.75% 6/1/28                                  880,000      880,766
  La Mirada Redevelopment Agency
    Special Tax Ref-Community Facilities
    District #89-1 5.70% 10/1/20                           500,000      492,820
  Lake Elisnore Public Financing Authority
    5.50% 9/1/30                                         1,000,000      975,410
    5.80% 9/2/15                                         1,125,000    1,153,136
  Puerto Rico Public Finance Corporation
    Commonwealth Appropriation Series E
    5.50% 8/1/29                                         1,000,000    1,024,150
  Sacramento County Special Tax
    (Community Facilities District #1)
    5.70% 12/1/20                                          500,000      498,410
  San Diego Redevelopment Agency
    6.40% 9/1/25                                         1,000,000    1,057,170
  San Francisco City & County
    Redevelopment Agency
    6.125% 8/1/31                                        1,000,000    1,014,520
  Whittier Redevelopment Agency
    Tax Allocation (Whittier Boulevard)
    5.75% 11/1/28                                          500,000      487,640
                                                                    -----------
                                                                     11,105,316
                                                                    -----------

Statements                                     Delaware Tax-Free California Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                       Principal    Market
                                                         Amount     Value

Municipal Bond (continued)

School District Revenue Bonds - 4.66%
  Los Gatos Saratoga California Joint
    School District 5.25% 12/1/25                       $1,115,000  $1,142,719
  Tustin Unified School District
    6.375% 9/1/35                                        1,000,000   1,029,320
                                                                    ----------
                                                                     2,172,039
                                                                    ----------
Total Municipal Bond (cost $46,484,870)                             47,087,257
                                                                    ----------
                                                        Number of
                                                          Shares

Short-Term Investments - 2.04%

Federated California Municipal Trust
  1.20% 3/1/02                                           952,019      952,019
                                                                  -----------
Total Short-Term Investments
  (cost $952,019)                                                     952,019
                                                                  -----------
Total Market Value of Securities - 103.02%
  (cost $47,436,889)                                               48,039,276
                                                                  -----------
Liabilities Net of Receivables
  and Other Assets - (3.02%)                                       (1,407,021)
                                                                  -----------
Net Assets Applicable to 4,292,104
  Shares Outstanding - 100.00%                                    $46,632,255
                                                                  -----------
Net Asset Value - Delaware Tax-Free
  California Fund Class A
  ($25,302,463 / 2,331,996 Shares)                                     $10.85
                                                                       ------
Net Asset Value - Delaware Tax-Free
  California Fund Class B
  ($14,389,436 / 1,321,337 Shares)                                     $10.89
                                                                       ------
Net Asset Value - Delaware Tax-Free
  California Fund Class C
  ($6,940,356 / 638,771 Shares)                                        $10.87
                                                                       ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                        $47,288,053
Accumulated net realized loss on investments                       (1,258,185)
Net unrealized appreciation of investments                            602,387
                                                                  -----------
Total net assets                                                  $46,632,255
                                                                  -----------

*Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Fund
Net asset value Class A (A)                                            $10.85
Sales charge (3.75% of offering price, or 3.87%
   of amount invested per share) (B)                                     0.42
                                                                       ------
Offering price                                                         $11.27
                                                                       ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                             Delaware Tax-Free California Insured Fund
   of Net Assets (continued)                       February 28, 2002 (Unaudited)

                                                       Principal     Market
                                                         Amount      Value
Municipal Bond - 104.47%

Airport Revenue Bonds - 5.96%
  San Jose Airport Revenue Series A
    5.00% 3/1/31 (FGIC)                                 $2,250,000  $2,224,508
                                                                    ----------
                                                                     2,224,508
                                                                    ----------
General Obligation Bonds - 5.23%
  California State 5.00% 2/1/27                          2,000,000   1,950,940
                                                                    ----------
                                                                     1,950,940
                                                                    ----------
Higher Education Revenue Bonds - 7.19%
  California Educational Facilities Authority
    Revenue 5.75% 11/1/30 (MBIA)                         1,000,000   1,072,190
  California State Los Angeles University
    Auxiliary Services
    5.125% 6/1/33 (MBIA)                                 1,600,000   1,611,600
                                                                    ----------
                                                                     2,683,790
                                                                    ----------
Hospital Revenue Bonds - 9.14%
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         2,000,000   1,993,060
  Oakland Industrial Revenue (Harrison
    Foundation) Series B
    6.00% 1/1/29 (AMBAC)                                 1,300,000   1,418,144
                                                                    ----------
                                                                     3,411,204
                                                                    ----------
Housing Revenue Bonds - 18.41%
  California Housing Finance Agency
    Home Ownership & Home
    Improvement 6.05% 8/1/16 (MBIA)                      1,000,000   1,054,390
  California Statewide Communities
    Development Authority Special Tax
    6.10% 12/20/35 (GNMA)                                1,000,000   1,052,440
    6.85% 8/20/36                                        2,000,000   2,201,220
  Los Angeles Multifamily Housing
    Revenue (Park Plaza West Senior
    Partners) 5.50% 1/20/43 (GNMA)                       1,430,000   1,441,969
  Ventura County Area Housing Authority
    Multifamily Housing Revenue (Glen
    Oaks Apartments) Series A
    6.35% 7/20/34 (GNMA)                                 1,041,000   1,121,344
                                                                    ----------
                                                                     6,871,363
                                                                    ----------

                                                        Principal      Market
                                                          Amount       Value

Municipal Bonds (continued)

Leases/Certificates of Participation - 18.14%
  California State Public Works Board Lease
    5.00% 3/1/27 (AMBAC)                                $1,000,000   $  990,120
  Poway Redevelopment Agency Certificates
    of Participation 5.75% 6/15/33 (MBIA)                3,400,000    3,682,846
  San Diego County Certificates of
    Participation 5.75% 7/1/31 (MBIA)                    1,000,000    1,080,470
  San Diego County Certificates of
    Participation (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,016,280
                                                                     ----------
                                                                      6,769,716
                                                                     ----------
Other Revenue Bonds - 15.16%
  California Statewide Community
    Development Authority (Bentley School)
    6.75% 7/1/32                                         1,000,000    1,006,570
  La Quinta Redevelopment Agency Tax
    Allocation 5.10% 9/1/31 (AMBAC)                      2,000,000    2,011,940
    Riverside County Redevelopment Agency
    5.25% 10/1/35 (AMBAC)                                1,590,000    1,626,125
  San Francisco City & County
    Redevelopment Agency 6.125% 8/1/31                   1,000,000    1,014,520
                                                                     ----------
                                                                      5,659,155
                                                                     ----------
Transportation Revenue Bonds - 14.49%
  Port of Oakland 5.75% 11/1/29 (FGIC)                   1,000,000    1,048,720
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Transportation Revenue Series A
    4.75% 7/1/38 (MBIA)                                  3,000,000    2,848,290
  San Francisco Transportation District
    5.125% 7/1/36 (AMBAC)                                1,500,000    1,510,305
                                                                     ----------
                                                                      5,407,315
                                                                     ----------
Water & Sewer Revenue Bonds - 10.75%
  Los Angeles Department of Water & Power
    5.125% 7/1/41 (FGIC)                                 4,000,000    4,011,200
                                                                     ----------
                                                                      4,011,200
                                                                     ----------
Total Municipal Bond (cost $37,736,789)                              38,989,191
                                                                     ----------
                                                         Number of
                                                           Shares

Short-Term Investments - 0.09%

Federated California Municipal Trust
   1.20% 3/1/02                                            34,600      34,600
                                                                    ---------
Total Short-Term Investments (cost $34,600)                            34,600
                                                                    ---------

Statements                             Delaware Tax-Free California Insured Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)



Total Market Value of Securities - 104.56%
   (cost $37,771,389)                                              $39,023,791
                                                                   -----------
Liabilities Net of Receivables
   and Other Assets - (4.56%)                                       (1,702,788)
                                                                   -----------
Net Assets Applicable to 3,455,236
   Shares Outstanding - 100.00%                                    $37,321,003
                                                                   -----------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class A
   ($27,352,194 / 2,532,265 Shares)                                     $10.80
                                                                        ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class B
   ($9,081,274 / 840,554 Shares)                                        $10.80
                                                                        ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class C
   ($887,535 / 82,417 Shares)                                           $10.77
                                                                        ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                         $36,110,749
Undistributed net investment income                                        348
Accumulated net realized loss on investments                           (42,496)
Net unrealized appreciation of investments                           1,252,402
                                                                   -----------
Total net assets                                                   $37,321,003
                                                                   -----------

Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Insured Fund
Net asset value Class A (A)                                             $10.80
Sales charge (3.75% of offering price, or 3.89%
   of amount invested per share) (B)                                      0.42
                                                                        ------
Offering price                                                          $11.22
                                                                        ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                       Delaware Tax-Free Colorado Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                       Principal       Market
                                                         Amount        Value
Municipal Bond - 98.94%

General Obligation Bonds - 17.68%
  Adams & Weld County School District
    5.125% 12/1/24 (MBIA)                              $2,840,000   $ 2,857,551
  Central Platte Valley Metropolitan
    District 5.00% 12/1/31                              6,425,000     6,596,997
  Concord Metropolitan District
    8.00% 12/1/19                                       5,000,000     5,172,100
  El Paso County School District
    5.50% 12/1/21 (FGIC)                                3,580,000     3,763,189
  Foothills Park & Recreation District
    5.00% 12/1/20 (FSA)                                 1,600,000     1,607,856
  Galleria Metropolitan District
    7.25% 12/1/09                                       1,130,000     1,183,291
  Lincoln Park Metropolitan District
    7.75% 12/1/26                                       2,610,000     2,638,606
  Loveland Special Improvements
    District #1 7.50% 7/1/29                            6,140,000     6,196,120
  Meridian Metropolitan District
    5.00% 12/1/31 (Asst Gty)                            8,000,000     7,613,279
  North Range Metropolitan District
    7.25% 12/15/31                                      3,400,000     3,340,466
  Panorama Metropolitan District
    5.00% 12/1/25 (MBIA)                                1,175,000     1,178,055
  Puerto Rico Commonwealth
    5.50% 7/1/19                                        1,300,000     1,394,276
  Silver Dollar Metropolitan District
    7.05% 12/1/30                                       5,000,000     5,090,900
  Tri-Pointe Commercial Metropolitan
    District 7.75% 12/1/19                              5,000,000     5,134,950
  Weld County Reorganization
    School District 5.00% 12/1/21                       1,000,000     1,001,990
  Weld County School District #006
    5.00% 12/1/21 (FSA)                                 5,500,000     5,515,455
                                                                    -----------
                                                                     60,285,081
                                                                    -----------
Higher Education Revenue Bonds - 7.83%
  Colorado Educational & Cultural
    Facilities Authority 5.00% 12/1/31
    (AMBAC)                                             1,000,000       985,450
  Colorado Educational & Cultural
    Facilities Authority (Pikes Peak College)
    Series A 5.00% 12/1/27 (AMBAC)                      1,200,000     1,188,072
  Colorado Educational & Cultural
    Facilities Authority (Regis University)
    5.00% 6/1/20 (AMBAC)                                3,000,000     3,014,130
  Colorado Educational & Cultural Facilities
    Authority (University of Denver)
    Series A 5.00% 3/1/27                               5,250,000     5,207,790
  Colorado Educational & Cultural
    Facilities Authority (University of
    Northern Colorado Foundation)
    5.125% 7/1/37 (MBIA)                                7,500,000     7,500,000
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Denver Project)
    5.375% 3/1/23                                       2,000,000     2,061,900

                                                       Principal       Market
                                                         Amount        Value

Municipal Bonds (continued)

Higher Education Revenue Bonds (continued)
  Colorado Springs Revenue (Colorado
    College Project) 5.375% 6/1/32                     $ 5,570,000  $ 5,708,303
  University of Colorado Parking Revenue
    5.375% 6/1/26                                        1,000,000    1,027,070
                                                                    -----------
                                                                     26,692,715
                                                                    -----------
Hospital Revenue Bonds - 15.99%
  Boulder County Hospital Revenue
    Development (Long United Hospital)
    5.60% 12/1/27 (Asset Gty)                            1,250,000    1,261,763
    5.875% 12/1/20                                       3,000,000    2,931,420
    6.00% 12/1/30 (Asset Gty)                            5,000,000    5,194,300
  Colorado Health Facilities Authority
    (Baptist Home Association) Series A
    6.375% 8/15/24                                       1,250,000      983,850
  Colorado Health Facilities Authority
    (Covenant Retirement) 6.75% 12/1/25                  4,150,000    4,347,416
  Colorado Health Facilities Authority
    (National Benevolent Association)
    Series A 6.90% 6/1/15                                1,085,000    1,110,693
  Colorado Health Facilities Authority
    (National Benevolent Association)
    Series B 5.25% 2/1/28                                2,000,000    1,653,940
  Colorado Health Facilities Authority
    (Porter Place) Series A 6.00% 1/20/36
    (GNMA)                                               5,000,000    5,254,499
  Colorado Health Facilities Authority
    (Rocky Mountain Adventist Healthcare)
    6.625% 2/1/13                                       16,655,000   17,207,945
  Colorado Health Facilities Authority
    (Vail Valley Medical Center Revenue)
    6.60% 1/15/20 (ACA)                                  1,500,000    1,563,225
  Colorado Health Facilities Authority
    (Vail Valley Medical Center)
    5.75% 1/15/22                                          500,000      497,035
    5.80% 1/15/27                                        1,975,000    1,954,342
  Denver Health & Hospital Authority
    Healthcare Revenue
    5.375% 12/1/28 (ACA)                                 1,000,000      979,070
    6.00% 12/1/31                                        1,000,000    1,005,760
  Mesa County Residential Care Facilities
    Mortgage (Hilltop Community
    Resources) Series A                                  2,750,000    2,695,110
    5.25% 12/1/21
    5.375% 12/1/28                                       2,000,000    1,969,420
  University of Colorado Hospital Series A
    5.60% 11/15/31                                       4,000,000    3,934,200
                                                                    -----------
                                                                     54,543,988
                                                                    -----------
Housing Revenue Bonds - 12.57%
  Adams County Housing Authority
    Mortgage Revenue (Aztec Villa
    Apartments Project) 5.85% 12/1/27                    1,825,000    1,867,851
  Adams County Housing Authority
    Mortgage Revenue (Greenbriar
    Project) 6.75% 7/1/21                                1,730,000    1,783,647

Statements                                       Delaware Tax-Free Colorado Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                       Principal      Market
                                                         Amount       Value
Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Burlingame Multifamily Housing
    Revenue 6.00% 11/1/29 (MBIA)                        $1,250,000  $ 1,304,375
  Colorado Housing & Finance Authority
    6.15% 10/1/41                                        1,590,000    1,663,331
    6.25% 10/1/26 (FHA)                                  8,530,000    8,930,910
  Denver City & Multi-Family Housing
    Revenue, Federal Housing Authority
    (Insured Mortgage Loan - Garden
    Court) 5.40% 7/1/39 (FHA)                            2,000,000    2,005,180
  Eaglebend Affordable Housing
    Corporate (Multifamily Revenue
    Housing Project) Series A
    6.20% 7/1/12                                         1,000,000    1,000,480
    6.40% 7/1/17                                         1,000,000      989,320
    6.45% 7/1/21                                         1,000,000      983,630
  Englewood Multifamily (Marks
    Apartments)
    6.00% 12/15/18                                       7,790,000    7,865,641
    6.65% 12/1/26                                        5,700,000    5,877,156
  Lake County Multifamily Revenue
    6.80% 10/20/35 (GNMA)                                1,955,000    2,168,642
  Mountain Glen Housing Corporation
    Multifamily Revenue 6.80% 7/20/35
    (GNMA/FHA)                                           4,490,000    4,998,762
  Pueblo County Single Family Mortgage
    Revenue Series 1994A 7.05% 11/1/27
    (GNMA/FNMA)                                          1,385,000    1,444,500
                                                                    -----------
                                                                     42,883,425
                                                                    -----------
Leases/Certificates of Participation - 6.46%
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                                8,000,000    8,306,079
  Conejos & Alamosa Counties School
    District Region Certificates of
    Participation 6.50% 4/1/11                           1,520,000    1,591,060
  Greeley Building Authority Certificates
    of Participation 6.10% 8/15/16                       2,600,000    2,720,172
  Paint Brush Hills Metropolitan District
    Certificates of Participation
    7.75% 9/1/21                                         1,650,000    1,611,968
  Pueblo County Certificates of
    Participation 6.50% 12/1/24                          5,460,000    5,570,620
  South Suburban Park & Recreation
    District Certificates of Participation
    5.00% 12/1/21 (MBIA)                                 1,250,000    1,254,213
  University of Northern Colorado
    Certificates of Participation
    5.00% 6/1/26 (AMBAC)                                 1,000,000      992,280
                                                                    -----------
                                                                     22,046,392
                                                                    -----------
Other Revenue Bonds - 26.50%
  Aurora Golf Course Enterprise System
    Revenue (Saddle Rock Golf Course)
    6.20% 12/1/15                                        2,000,000    2,065,700
  Broomfield Sales & Use Tax Revenue
    5.00% 12/1/31 (AMBAC)                                5,000,000    4,934,800

                                                        Principal     Market
                                                          Amount      Value
Municipal Bonds (continued)

Other Revenue Bonds (continued)
  Colorado Educational & Cultural
    Facilities Authority
    5.25% 6/1/21                                       $ 2,000,000  $ 1,998,620
    6.50% 7/15/12                                        1,975,000    2,019,457
    6.50% 7/15/24                                        5,145,000    4,999,962
    7.00% 11/1/29                                        1,000,000    1,062,880
    7.75% 7/15/31                                        2,150,000    2,133,703
  Colorado Educational & Cultural
    Facilities Authority (Aspen
    Foundation Colorado) 6.125% 7/1/12                     605,000      610,239
  Colorado Educational & Cultural Facilities
    Authority (Charter School - Collegiate
    Academy)
    7.375% 12/15/21                                      1,000,000      996,750
    7.50% 12/15/31                                       1,000,000      996,290
  Colorado Educational & Cultural
    Facilities Authority (Charter School -
    Compass Montessori) 8.00% 2/15/32                    2,645,000    2,654,760
  Colorado Educational & Cultural
    Facilities Authority (Charter School -
    Frontier Academy)
    7.25% 6/1/20                                         1,485,000    1,472,170
    7.375% 6/1/31                                        1,775,000    1,762,078
  Colorado Educational & Cultural
    Facilities Authority (Charter School -
    Littleton Academy) 6.125% 1/15/31                    2,000,000    2,002,760
  Colorado Educational & Cultural Facilities
    Authority (Charter School -
    Renaissance School Project)
    6.75% 6/1/29                                         2,000,000    2,066,800
  Colorado Educational & Cultural
    Facilities Authority (Lincoln Academy)
    8.375% 3/1/26                                        2,430,000    2,501,636
  Colorado Educational & Cultural Facilities
    Authority (Pinnacle Charter School
    Project) 6.00% 12/1/21                               1,750,000    1,738,800
  Colorado Educational & Cultural Facilities
    Authority Revenue (Aspen Foundation
    Colorado) 6.50% 7/1/24                               1,710,000    1,661,795
  Colorado Post Secondary Education
    (Ocean Journey Project)
    8.375% 12/1/26                                       8,000,000    7,300,000
  Colorado Springs 5.00% 11/15/29                       10,000,000    9,859,000
  Denver Excise Tax Revenue
    (Colorado Convention Center)
    5.00% 9/1/20 (FSA)                                  10,000,000   10,068,501
  Lowry Economic Redevelopment
    Authority Revenue 7.80% 12/1/10                     11,975,000   13,289,856
  Lowry Economic Redevelopment
    Authority Revenue Series A
    (Private Placement) 7.30% 12/1/10                    1,195,000    1,301,510
  Pueblo Urban Renewal Authority
    Tax Increment Revenue
    6.625% 12/1/19                                       1,950,000    2,040,285

Statements                                       Delaware Tax-Free Colorado Fund
  of Net Assets (continued)                        February 28, 2002 (Unaudited)


                                                       Principal     Market
                                                         Amount      Value
Municipal Bonds (continued)

Other Revenue Bonds (continued)
  Puerto Rico Public Buildings Authority
    Series D
    5.25% 7/1/27                                       $ 2,000,000  $ 2,013,820
    5.25% 7/2/36                                         2,000,000    2,003,340
  South Suburban Park & Recreation
    District (Golf & Ice Arena Facility)
    6.00% 11/1/15                                        2,330,000    2,419,216
  Westminster Golf Course 5.55% 12/1/23
    (Asset Gty)                                          1,000,000    1,025,040
  Westminster Sales & Use Tax Revenue
    5.00% 12/1/21                                        1,385,000    1,389,667
                                                                    -----------
                                                                     90,389,435
                                                                    -----------
Power Authority Revenue Bonds - 0.31%
  Platte River Power Revenue Series EE
    5.375% 6/1/18                                        1,000,000    1,049,790
                                                                    -----------
                                                                      1,049,790
                                                                    -----------
Transportation Revenue Bonds - 9.84%
  Denver City & County Airport Series E
    5.25% 11/15/23 (MBIA)                                13,000,000  13,126,100
  E-470 Public Highway Authority
    5.75% 9/1/35 (MBIA)                                   3,100,000   3,318,085
  Northwest Parkway Public Highway
    Authority 5.25% 6/15/41 (FSA)                        17,000,000  17,121,210
                                                                    -----------
                                                                     33,565,395
                                                                    -----------
Water & Sewer Revenue Bonds - 1.76%
  Erie Water Enterprise Revenue
    5.00% 12/1/23 (ACA)                                   3,000,000   2,849,070
  Ute Utility Water Conservancy District
    Water Revenue 5.75% 6/15/20 (MBIA)                    2,900,000   3,142,324
                                                                    -----------
                                                                      5,991,394
                                                                    -----------
Total Municipal Bond (cost $326,431,343)                            337,447,615
                                                                    -----------

Total Market Value of Securities - 98.94%
   (cost $326,431,343)                                            $337,447,615
Receivables and Other Assets
   Net of Liabilities - 1.06%                                        3,615,179
                                                                  ------------
Net Assets Applicable to 30,937,299
   Shares Outstanding - 100.00%                                   $341,062,794
                                                                  ------------
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class A
   ($319,591,020 / 28,990,961 Shares)                                   $11.02
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class B
   ($14,280,727 / 1,294,840 Shares)                                     $11.03
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class C
   ($7,191,047 / 651,498 Shares)                                        $11.04
                                                                        ------

Components of Net Assets at February 28, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                        $334,107,050
Undistributed net investment loss                                     (642,870)
Accumulated net realized loss on investments                        (3,417,658)
Net unrealized appreciation of investments                          11,016,272
                                                                  ------------
Total net assets                                                  $341,062,794
                                                                  ============

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Colorado Fund
Net asset value Class A (A)                                             $11.02
Sales charge (3.75% of offering price, or 3.90%
   of amount invested per share) (B)                                      0.43
                                                                        ------
Offering price                                                          $11.45
                                                                        ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


Statements                                                                                       Six Months Ended February 28, 2002
  of Operations                                                                                                         (Unaudited)

                                                        Delaware       Delaware        Delaware          Delaware         Delaware
                                                        Tax-Free       Tax-Free        Tax-Free          Tax-Free         Tax-Free
                                                         Arizona    Arizona Insured   California    California Insured    Colorado
                                                          Fund           Fund            Fund              Fund             Fund
Investment Income:
  Interest                                             $1,000,350     $4,138,468     $1,244,889          $944,065        $9,602,983
                                                       ----------     ----------     ----------          --------        ----------
Expenses:
  Management fees                                          94,948        384,048        125,180            90,215           917,881
  Dividend disbursing and transfer agent
     fees and expenses                                      6,824         32,023         12,323             5,357            87,600
  Distribution expense - Class A                           27,873        173,703         30,609            33,888           391,534
  Distribution expense - Class B                           45,129         49,865         71,539            41,488            70,950
  Distribution expense - Class C                           14,500         22,120         33,220             2,814            30,047
  Registration fees                                         1,333            250             --               200             4,750
  Reports and statements to shareholders                    1,873          7,500          7,857               707             9,966
  Accounting and administration                             7,513         33,426          9,906             7,853            72,631
  Professional fees                                         2,034          4,500          3,388             1,472            19,990
  Custodian fees and expenses                                 818          5,558          2,423               858             7,480
  Trustees' fees                                              375          2,500          1,125               393             3,450
  Taxes (other than taxes on income)                          500          3,758             --               100                --
  Other                                                     2,512         12,494          4,135             2,650            28,453
                                                       ----------     ----------     ----------          --------        ----------
                                                          206,232        731,745        301,705           187,995         1,644,732
  Less expenses absorbed or waived                        (32,473)            --       (108,923)               --                --
  Less expenses paid indirectly                              (446)        (4,201)          (582)             (705)           (5,106)
                                                       ----------     ----------     ----------          --------        ----------
  Total expenses                                          173,313        727,544        192,200           187,290         1,639,626
                                                       ----------     ----------     ----------          --------        ----------

Net Investment Income                                     827,037      3,410,924      1,052,689           756,775         7,963,357
                                                       ----------     ----------     ----------          --------        ----------
Net Realized and Unrealized Gain (Loss)
    on Investments:
  Net realized gain (loss) on investments                (111,345)     2,124,125        109,499           111,979         1,892,931
  Net change in unrealized appreciation/
    depreciation of investments                          (262,873)    (2,998,787)      (538,850)         (623,327)       (4,410,597)
                                                       ----------     ----------     ----------          --------        ----------
Net Realized and Unrealized Loss
    on Investments                                       (374,218)      (874,662)      (429,351)         (511,348)       (2,517,666)
                                                       ----------     ----------     ----------          --------        ----------
Net Increase in Net Assets Resulting
   from Operations                                     $  452,819     $2,536,262     $  623,338          $245,427        $5,445,691
                                                       ==========     ==========     ==========          ========        ==========




See accompanying notes

Statements
  of Changes in Net Assets


                                                         Delaware Tax-Free Arizona Fund       Delaware Tax-Free Arizona Insured Fund
                                                             Six Months        Year              Six Months            Year
                                                            Ended 2/28/02      Ended            Ended 2/28/02          Ended
                                                             (Unaudited)      8/31/01            (Unaudited)          8/31/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                     $   827,037     $ 1,160,861         $  3,410,924       $  6,847,843
  Net realized gain (loss) on investments                      (111,345)         44,851            2,124,125          3,152,297
  Net change in unrealized appreciation/depreciation of
    investments                                                (262,873)        819,400           (2,998,787)         2,969,381
                                                            -----------     -----------         ------------       ------------
  Net increase in net assets resulting from operations          452,819       2,025,112            2,536,262         12,969,521
                                                            -----------     -----------         ------------       ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                     (568,100)       (776,346)          (3,139,258)        (6,514,574)
   Class B                                                     (196,088)       (293,596)            (188,245)          (284,025)
   Class C                                                      (62,849)        (90,919)             (83,421)           (49,244)

Net realized gain on investments:
   Class A                                                           --              --             (865,975)                --
   Class B                                                           --              --              (62,840)                --
   Class C                                                           --              --              (28,435)                --
                                                            -----------     -----------         ------------       ------------
                                                               (827,037)     (1,160,861)          (4,368,174)        (6,847,843)
                                                            -----------     -----------         ------------       ------------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                    7,095,831       6,929,701            5,975,122          7,993,304
   Class B                                                    1,050,714       4,222,759            3,352,711          2,555,206
   Class C                                                    1,323,134       1,098,845            2,624,864          2,525,492

Net asset value of shares issued upon reinvestment of
   dividends and distributions:
   Class A                                                      263,119         408,452            1,986,401          2,934,017
   Class B                                                       68,496          99,253              136,330            145,668
   Class C                                                       51,910          70,089               95,204             32,874
                                                            -----------     -----------         ------------       ------------
                                                              9,853,204      12,829,099           14,170,632         16,186,561
                                                            -----------     -----------         ------------       ------------
Cost of shares repurchased:
   Class A                                                   (1,135,349)     (2,935,681)          (8,128,070)       (17,369,041)
   Class B                                                     (261,301)       (812,181)            (256,185)          (795,388)
   Class C                                                     (111,147)       (487,087)            (285,727)          (721,992)
                                                            -----------     -----------         ------------       ------------
                                                             (1,507,797)     (4,234,949)          (8,669,982)       (18,886,421)
                                                            -----------     -----------         ------------       ------------
Increase (decrease) in net assets derived from capital
  share transactions                                          8,345,407       8,594,150            5,500,650         (2,699,860)
                                                            -----------     -----------         ------------       ------------
Net Increase in Net Assets                                    7,971,189       9,458,401            3,668,738          3,421,818

Net Assets:
  Beginning of period                                        30,121,682      20,663,281          153,392,150        149,970,332
                                                            -----------     -----------         ------------       ------------
  End of period                                             $38,092,871     $30,121,682         $157,060,888       $153,392,150
                                                            ===========     ===========         ============       ============


See accompanying notes

Statements
  of Changes in Net Assets (continued)


                                                     Delaware Tax-Free California Fund     Delaware Tax-Free California Insured Fund
                                                          Six Months          Year              Six Months            Year
                                                         Ended 2/28/02        Ended            Ended 2/28/02          Ended
                                                          (Unaudited)        8/31/01            (Unaudited)          8/31/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                  $ 1,052,689      $ 2,148,951          $  756,775          $ 1,399,062
  Net realized gain on investments                           109,499          363,403             111,979            1,150,019
  Net change in unrealized appreciation/depreciation of
    investments                                             (538,850)       1,864,740            (623,327)             424,461
                                                         -----------      -----------          ----------          -----------
  Net increase in net assets resulting from operations       623,338        4,377,094             245,427            2,973,542
                                                         -----------      -----------          ----------          -----------
Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                  (610,465)      (1,310,386)           (595,067)          (1,118,848)
   Class B                                                  (301,688)        (648,630)           (151,055)            (263,166)
   Class C                                                  (140,536)        (190,595)            (10,305)             (17,048)

Net realized gain on investments:
   Class A                                                        --               --            (431,988)                  --
   Class B                                                        --               --            (134,873)                  --
   Class C                                                        --               --             (12,025)                  --
                                                         -----------      -----------          ----------          -----------
                                                          (1,052,689)      (2,149,611)         (1,335,313)          (1,399,062)
                                                         -----------      -----------          ----------          -----------
Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                 1,703,125        3,037,748           1,153,835            5,302,974
   Class B                                                   653,739        2,703,400           1,918,901            1,552,027
   Class C                                                 1,112,762        3,147,864             808,370              615,529

Net asset value of shares issued upon reinvestment of
 dividends and distributions:
   Class A                                                   291,356          752,687             544,890              459,517
   Class B                                                    96,603          230,609             163,742              111,273
   Class C                                                    81,792          105,307               7,854                3,614
                                                         -----------      -----------          ----------          -----------
                                                           3,939,377        9,977,615           4,597,592            8,044,934
                                                         -----------      -----------          ----------          -----------
Cost of shares repurchased:
   Class A                                                (1,385,681)      (4,928,459)         (1,565,219)          (2,811,288)
   Class B                                                (1,011,382)      (3,319,509)           (385,140)            (804,907)
   Class C                                                  (424,160)      (1,435,409)           (109,615)            (885,965)
                                                         -----------      -----------          ----------          -----------
                                                          (2,821,223)      (9,683,377)         (2,059,974)          (4,502,160)
                                                         -----------      -----------          ----------          -----------
Increase in net assets derived from capital share
 transactions                                              1,118,154          294,238           2,537,618            3,542,774
                                                         -----------      -----------          ----------          -----------
Net Increase in Net Assets                                   688,803        2,521,721           1,447,732            5,117,254

Net Assets:
 Beginning of period                                      45,943,452       43,421,731          35,873,271           30,756,017
                                                         -----------      -----------         -----------          -----------
 End of period                                           $46,632,255      $45,943,452         $37,321,003          $35,873,271
                                                         ===========      ===========         ===========          ===========



See accompanying notes

Statements
  of Changes in Net Assets (continued)



                                                                                  Delaware Tax-Free Colorado Fund
                                                                                     Six Months           Year
                                                                                       Ended              Ended
                                                                                      2/28/02            8/31/01
                                                                                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                            $ 7,963,357        $ 16,252,598
  Net realized gain on investments                                                   1,892,931           4,032,765
  Net change in unrealized appreciation/depreciation of investments                 (4,410,597)         10,648,107
                                                                                  ------------        ------------
  Net increase in net assets resulting from operations                               5,445,691          30,933,470
                                                                                  ------------        ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                          (7,825,038)        (15,482,396)
   Class B                                                                            (301,121)           (590,792)
   Class C                                                                            (127,548)           (179,410)

Net realized gain on investments:
   Class A                                                                                  --                  --
   Class B                                                                                  --                  --
   Class C                                                                                  --                  --
                                                                                  ------------        ------------
                                                                                    (8,253,707)        (16,252,598)
                                                                                  ------------        ------------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                          11,206,046          25,123,058
   Class B                                                                           1,015,306           2,246,385
   Class C                                                                           1,924,827           2,396,156

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                           4,978,107           9,828,565
   Class B                                                                             209,537             409,603
   Class C                                                                             103,180             132,584
                                                                                  ------------        ------------
                                                                                    19,437,003          40,136,351
                                                                                  ------------        ------------
Cost of shares repurchased:
   Class A                                                                         (12,495,539)        (34,667,563)
   Class B                                                                          (1,150,616)         (2,391,042)
   Class C                                                                            (417,495)         (1,364,662)
                                                                                   (14,063,650)        (38,423,267)
                                                                                  ------------        ------------
Increase in net assets derived from capital share transactions                       5,373,353           1,713,084
                                                                                  ------------        ------------
Net Increase in Net Assets                                                           2,565,337          16,393,956

Net Assets:
  Beginning of period                                                              338,497,457         322,103,501
                                                                                  ------------        ------------
  End of period                                                                   $341,062,794        $338,497,457
                                                                                  ============        ============


See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Fund Class A
                                                             Six                                    Eight
                                                            Months      Year      Year     Year     Months       Year       Year
                                                            Ended      Ended     Ended     Ended     Ended       Ended      Ended
                                                          2/28/02(1)  8/31/01   8/31/00   8/31/99  8/31/98(1)  12/31/97(3) 12/31/96
                                                         (Unaudited)

Net asset value, beginning of period                       $10.620    $10.250   $10.450   $11.210    $11.140     $10.700    $10.750

Income (loss) from investment operations:
Net investment income                                        0.265      0.572     0.555     0.538      0.376       0.589      0.580
Net realized and unrealized gain (loss) on investments      (0.110)     0.370    (0.200)   (0.645)     0.170       0.455     (0.010)
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.155      0.942     0.355    (0.107)     0.546       1.044      0.570
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.265)    (0.572)   (0.555)   (0.538)    (0.376)     (0.589)    (0.580)
Net realized gain on investments                                --         --        --    (0.115)    (0.100)     (0.015)    (0.040)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.265)    (0.572)   (0.555)   (0.653)    (0.476)     (0.604)    (0.620)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.510    $10.620   $10.250   $10.450    $11.210     $11.140    $10.700
                                                           =======    =======   =======   =======    =======     =======    =======
Total return(2)                                              1.49%      9.48%     3.68%    (1.09%)     4.99%      10.07%      5.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $24,787    $18,809   $13,873   $18,586    $12,177     $10,916     $9,755
Ratio of expenses to average net assets                      0.75%      0.75%     0.75%     0.60%      0.49%       0.48%      0.46%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly           0.94%      1.01%     1.06%     1.10%      1.07%       1.08%      1.25%
Ratio of net investment income to average net assets         5.07%      5.50%     5.53%     4.88%      5.03%       5.42%      5.43%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                4.88%      5.24%     5.22%     4.38%      4.45%       4.82%      4.64%
Portfolio turnover                                             81%       108%      115%       68%        96%         39%        70%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Fund Class B
                                                            Six                                     Eight
                                                           Months      Year      Year      Year     Months       Year        Year
                                                            Ended      Ended     Ended     Ended    Ended        Ended       Ended
                                                         2/28/02(1)   8/31/01   8/31/00   8/31/99  8/31/98(1)  12/31/97(3)  12/31/96
                                                         (Unaudited)
Net asset value, beginning of period                       $10.620    $10.240    $10.450   $11.200    $11.140     $10.690    $10.740

Income (loss) from investment operations:
Net investment income                                        0.227      0.495     0.481     0.456      0.319       0.502      0.510
Net realized and unrealized gain (loss) on investments      (0.110)     0.380    (0.210)   (0.635)     0.160       0.469     (0.010)
                                                           -------    -------   -------   -------    -------     -------    -------
Total from investment operations                             0.117      0.875     0.271    (0.179)     0.479       0.971      0.500
                                                           -------    -------   -------   -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                       (0.227)    (0.495)   (0.481)   (0.456)    (0.319)     (0.506)    (0.510)
Net realized gain on investments                                --         --        --    (0.115)    (0.100)     (0.015)    (0.040)
                                                           -------    -------   -------   -------    -------     -------    -------
Total dividends and distributions                           (0.227)    (0.495)   (0.481)   (0.571)    (0.419)     (0.521)    (0.550)
                                                           -------    -------   -------   -------    -------     -------    -------

Net asset value, end of period                             $10.510    $10.620   $10.240   $10.450    $11.200     $11.140    $10.690
                                                           =======    =======   =======   =======    =======     =======    =======

Total return(2)                                              1.12%      8.78%     2.82%    (1.74%)     4.38%       9.34%      4.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $9,432     $8,681    $4,911    $5,956     $4,952      $3,711     $3,491
Ratio of expenses to average net assets                      1.50%      1.50%     1.50%     1.35%      1.23%       1.22%      1.11%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly           1.69%      1.76%     1.81%     1.85%      1.81%       1.82%      2.00%
Ratio of net investment income to average net assets         4.32%      4.75%     4.78%     4.13%      4.29%       4.68%      4.77%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                4.13%      4.49%     4.47%     3.63%      3.71%       4.08%      3.88%
Portfolio turnover                                             81%       108%      115%       68%        96%         39%        70%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Fund Class C
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $10.640     $10.270   $10.470    $11.230     $11.160     $10.710    $10.760

Income (loss) from investment operations:
Net investment income                                     0.226       0.492     0.478      0.456       0.313       0.534      0.500
Net realized and unrealized gain (loss) on investments   (0.110)      0.370    (0.200)    (0.645)      0.176       0.437     (0.010)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.116       0.862     0.278     (0.189)      0.489       0.971      0.490
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.226)     (0.492)   (0.478)    (0.456)     (0.319)     (0.506)    (0.500)
Net realized gain on investments                             --          --        --     (0.115)     (0.100)     (0.015)    (0.040)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.226)     (0.492)   (0.478)    (0.571)     (0.419)     (0.521)    (0.540)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.530     $10.640   $10.270    $10.470     $11.230     $11.160    $10.710
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.11%       8.62%     2.88%     (1.82%)      4.46%       9.32%      4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $3,874      $2,632    $1,880     $1,957        $632        $332        $23
Ratio of expenses to average net assets                   1.50%       1.50%     1.50%      1.35%       1.23%       1.23%      1.21%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.69%       1.76%     1.81%      1.85%       1.81%       1.83%      2.00%
Ratio of net investment income to average net assets      4.32%       4.75%     4.78%      4.13%       4.29%       4.67%      4.68%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.13%       4.49%     4.47%      3.63%       3.71%       4.07%      3.89%
Portfolio turnover                                          81%        108%      115%        68%         96%         39%        70%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Insured Fund Class A
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.500     $11.040   $10.990    $11.550     $11.470     $11.060    $11.150

Income (loss) from investment operations:
Net investment income                                     0.254       0.521     0.525      0.528       0.358       0.548      0.530
Net realized and unrealized gain (loss) on investments   (0.070)      0.460     0.050     (0.560)      0.080       0.416     (0.090)
                                                        -------     -------   -------    -------     -------      ------     ------
Total from investment operations                          0.184       0.981     0.575     (0.032)      0.438       0.964      0.440
                                                        -------     -------   -------    -------     -------      ------     ------

Less dividends and distributions from:
Net investment income                                    (0.254)     (0.521)   (0.525)    (0.528)     (0.358)     (0.554)    (0.530)
Net realized gain on investments                         (0.070)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------      ------     ------
Total dividends and distributions                        (0.324)     (0.521)   (0.525)    (0.528)     (0.358)     (0.554)    (0.530)
                                                        -------     -------   -------    -------     -------      ------     ------

Net asset value, end of period                          $11.360     $11.500   $11.040    $10.990     $11.550     $11.470    $11.060
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.65%       9.12%     5.47%     (0.36%)      3.88%       8.96%      4.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $139,440    $141,298  $142,018   $166,368    $179,306    $186,485   $209,258
Ratio of expenses to average net assets                   0.88%       0.95%     0.95%      0.91%       0.84%       0.84%      0.82%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        0.88%       0.97%     0.98%      0.91%       0.91%       0.89%      0.95%
Ratio of net investment income to average net assets      4.51%       4.65%     4.88%      4.60%       4.68%       4.92%      4.89%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.51%       4.63%     4.85%      4.60%       4.61%       4.87%      4.76%
Portfolio turnover                                          62%         45%       50%        29%         21%         42%        42%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Insured Fund Class B
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.500     $11.040   $10.990    $11.550     $11.460     $11.050    $11.140

Income (loss) from investment operations:
Net investment income                                     0.211       0.437     0.444      0.441       0.300       0.455      0.450
Net realized and unrealized gain (loss) on investments   (0.060)      0.460     0.050     (0.560)      0.091       0.414     (0.090)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.151       0.897     0.494     (0.119)      0.391       0.869      0.360
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.211)     (0.437)   (0.444)    (0.441)     (0.301)     (0.459)    (0.450)
Net realized gain on investments                         (0.070)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.281)     (0.437)   (0.444)    (0.441)     (0.301)     (0.459)    (0.450)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $11.370     $11.500   $11.040    $10.990     $11.550     $11.460    $11.050
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.36%       8.31%     4.68%     (1.11%)      3.46%       8.06%      3.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $11,995      $8,864    $6,630     $6,059      $4,782      $3,657     $3,110
Ratio of expenses to average net assets                   1.63%       1.70%     1.70%      1.66%       1.59%       1.65%      1.59%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.63%       1.72%     1.73%      1.66%       1.66%       1.70%      1.70%
Ratio of net investment income to average net assets      3.76%       3.90%     4.13%      3.85%       3.93%       4.11%      4.11%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.76%       3.88%     4.10%      3.85%       3.86%       4.06%      4.00%
Portfolio turnover                                          62%         45%       50%        29%         21%         42%        42%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Arizona Insured Fund Class C
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.520     $11.040   $10.990    $11.560     $11.470     $11.060    $11.150

Income (loss) from investment operations:
Net investment income                                     0.211       0.438     0.444      0.441       0.301       0.456      0.430
Net realized and unrealized gain (loss) on investments   (0.070)      0.480     0.050     (0.570)      0.090       0.414     (0.090)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.141       0.918     0.494     (0.129)      0.391       0.870      0.340
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.211)     (0.438)   (0.444)    (0.441)     (0.301)     (0.460)    (0.430)
Net realized gain on investments                         (0.070)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.281)     (0.438)   (0.444)    (0.441)     (0.301)     (0.460)    (0.430)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $11.380     $11.520   $11.040    $10.990     $11.560     $11.470    $11.060
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.26%       8.50%     4.68%     (1.20%)      3.46%       8.05%      3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $5,626      $3,230    $1,322     $1,373        $627        $675       $554
Ratio of expenses to average net assets                   1.63%       1.70%     1.70%      1.66%       1.59%       1.65%      1.70%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.63%       1.72%     1.73%      1.66%       1.66%       1.70%      1.70%
Ratio of net investment income to average net assets      3.76%       3.90%     4.13%      3.85%       3.93%       4.11%      4.01%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.76%       3.88%     4.10%      3.85%       3.86%       4.06%      4.01%
Portfolio turnover                                          62%         45%       50%        29%         21%         42%        42%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free California Fund Class A
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $10.950     $10.430   $10.490    $11.220     $11.050     $10.430    $10.640

Income (loss) from investment operations:
Net investment income                                     0.268       0.538     0.547      0.556       0.387       0.590      0.600
Net realized and unrealized gain (loss) on investments   (0.100)      0.520    (0.060)    (0.709)      0.163       0.665     (0.180)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.168       1.058     0.487     (0.153)      0.550       1.255      0.420
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.268)     (0.538)   (0.547)    (0.554)     (0.380)     (0.595)    (0.600)
Net realized gain on investments                             --          --        --     (0.023)         --      (0.040)    (0.030)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.268)     (0.538)   (0.547)    (0.577)     (0.380)     (0.635)    (0.630)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.850     $10.950   $10.430    $10.490     $11.220     $11.050    $10.430
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.57%      10.43%     5.00%     (1.53%)      5.07%      12.43%      4.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $25,302     $24,925   $24,794    $24,515     $11,600      $4,385     $1,218
Ratio of expenses to average net assets                   0.50%       0.50%     0.50%      0.33%       0.22%       0.13%      0.27%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        0.98%       0.99%     1.04%      0.97%       1.07%       1.19%      1.25%
Ratio of net investment income to average net assets      4.97%       5.07%     5.46%      4.95%       5.00%       5.32%      5.71%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.49%       4.58%     4.92%      4.31%       4.15%       4.26%      4.73%
Portfolio turnover                                          88%        130%       82%       123%         62%         17%         8%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free California Fund Class B
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $10.990     $10.460   $10.520    $11.260     $11.080     $10.440    $10.650

Income (loss) from investment operations:
Net investment income                                     0.227       0.459     0.473      0.470       0.319       0.520      0.560
Net realized and unrealized gain (loss) on investments   (0.100)      0.530    (0.060)    (0.717)      0.186       0.688     (0.180)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.127       0.989     0.413     (0.247)      0.505       1.208      0.380
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.227)     (0.459)   (0.473)    (0.470)     (0.325)     (0.528)    (0.560)
Net realized gain on investments                             --          --        --     (0.023)         --      (0.040)    (0.030)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.227)     (0.459)   (0.473)    (0.493)     (0.325)     (0.568)    (0.590)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.890     $10.990   $10.460    $10.520     $11.260     $11.080    $10.440
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.19%       9.58%     4.31%     (2.35%)      4.62%      11.91%      3.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $14,389     $14,792   $14,449    $13,676      $8,962      $5,576       $660
Ratio of expenses to average net assets                   1.25%       1.25%     1.25%      1.08%       0.97%       0.80%      0.50%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.73%       1.74%     1.79%      1.72%       1.82%       1.86%      2.00%
Ratio of net investment income to average net assets      4.22%       4.32%     4.71%      4.20%       4.27%       4.65%      5.34%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.74%       3.83%     4.17%      3.56%       3.42%       3.59%      3.84%
Portfolio turnover                                          88%        130%       82%       123%         62%         17%         8%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free California Fund Class C
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year      4/9/96(2)
                                                          Ended      Ended     Ended     Ended       Ended      Ended          to
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(4)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $10.970     $10.440   $10.500    $11.230     $11.050     $10.420    $10.070

Income (loss) from investment operations:
Net investment income                                     0.227       0.459     0.472      0.470       0.335       0.487      0.370
Net realized and unrealized gain (loss) on investments   (0.100)      0.530    (0.060)    (0.707)      0.170       0.696      0.380
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.127       0.989     0.412     (0.237)      0.505       1.183      0.750
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.227)     (0.459)   (0.472)    (0.470)     (0.325)     (0.513)    (0.370)
Net realized gain on investments                             --          --        --     (0.023)         --      (0.040)    (0.030)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.227)     (0.459)   (0.472)    (0.493)     (0.325)     (0.553)    (0.400)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.870     $10.970   $10.440    $10.500     $11.230     $11.050    $10.420
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(3)                                           1.18%       9.70%     4.22%     (2.26%)      4.64%      11.69%      7.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $6,940      $6,227    $4,179     $5,132        $774        $109        $94
Ratio of expenses to average net assets                   1.25%       1.25%     1.25%      1.08%       0.97%       0.87%      0.78%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.73%       1.74%     1.79%      1.72%       1.82%       1.93%      2.00%
Ratio of net investment income to average net assets      4.22%       4.32%     4.71%      4.20%       4.27%       4.58%      5.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.74%       3.83%     4.17%      3.56%       3.42%       3.52%      3.91%
Portfolio turnover                                          88%        130%       82%       123%         62%         17%         8%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(4) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class A
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.130     $10.640   $10.430    $11.130     $10.980     $10.500    $10.650

Income (loss) from investment operations:
Net investment income                                     0.237       0.496     0.500      0.497       0.345       0.513      0.520
Net realized and unrealized gain (loss) on investments   (0.157)      0.490     0.210     (0.700)      0.150       0.486     (0.150)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.080       0.986     0.710     (0.203)      0.495       0.999      0.370
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.237)     (0.496)   (0.500)    (0.497)     (0.345)     (0.519)    (0.520)
Net realized gain on investments                         (0.173)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.410)     (0.496)   (0.500)    (0.497)     (0.345)     (0.519)    (0.520)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.800     $11.130   $10.640    $10.430     $11.130     $10.980    $10.500
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           0.76%       9.51%     7.10%     (1.97%)      4.58%       9.78%      3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $27,352     $28,045   $23,877    $25,042     $28,577     $26,923    $30,551
Ratio of expenses to average net assets                   0.86%       0.87%     1.00%      0.99%       0.94%       0.99%      0.82%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        0.86%       0.87%     1.09%      1.10%       0.94%       1.02%      1.01%
Ratio of net investment income to average net assets      4.38%       4.59%     4.87%      4.51%       4.69%       4.85%      5.05%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.38%       4.59%     4.78%      4.40%       4.69%       4.82%      4.86%
Portfolio turnover                                         121%        162%       91%       114%         44%         63%        55%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class B
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.130     $10.640   $10.430    $11.130     $10.990     $10.500    $10.650

Income (loss) from investment operations:
Net investment income                                     0.197       0.415     0.423      0.414       0.290       0.457      0.480
Net realized and unrealized gain (loss) on investments   (0.158)      0.490     0.210     (0.700)      0.140       0.495     (0.150)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.039       0.905     0.633     (0.286)      0.430       0.952      0.330
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.196)     (0.415)   (0.423)    (0.414)     (0.290)     (0.462)    (0.480)
Net realized gain on investments                         (0.173)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.369)     (0.415)   (0.423)    (0.414)     (0.290)     (0.462)    (0.480)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.800     $11.130   $10.640    $10.430     $11.130     $10.990    $10.500
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           0.38%       8.70%     6.30%     (2.70%)      3.96%       9.29%      3.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $9,081      $7,628    $6,440     $6,588      $6,588      $6,629     $6,717
Ratio of expenses to average net assets                   1.61%       1.62%     1.75%      1.74%       1.69%       1.53%      1.21%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.61%       1.62%     1.84%      1.85%       1.69%       1.56%      1.76%
Ratio of net investment income to average net assets      3.63%       3.84%     4.12%      3.76%       3.94%       4.31%      4.64%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.63%       3.84%     4.03%      3.65%       3.94%       4.28%      4.09%
Portfolio turnover                                         121%        162%       91%       114%         44%         63%        55%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class C
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.090     $10.600   $10.390    $11.090     $10.940     $10.460    $10.650

Income (loss) from investment operations:
Net investment income                                     0.199       0.417     0.423      0.414       0.289       0.485      0.440
Net realized and unrealized gain (loss) on investments   (0.149)      0.490     0.210     (0.700)      0.151       0.432     (0.190)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.050       0.907     0.633     (0.286)      0.440       0.917      0.250
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions:
Dividends from net investment income                     (0.197)     (0.417)   (0.423)    (0.414)     (0.290)     (0.437)    (0.440)
Net realized gain on investments                         (0.173)         --        --         --          --          --         --
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.370)     (0.417)   (0.423)    (0.414)     (0.290)     (0.437)    (0.440)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $10.770     $11.090   $10.600    $10.390     $11.090     $10.940    $10.460
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           0.47%       8.75%     6.32%     (2.70%)      4.08%       8.98%      2.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $888        $200      $439       $592        $461        $476        $55
Ratio of expenses to average net assets                   1.61%       1.62%     1.75%      1.74%       1.69%       1.71%      1.58%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.61%       1.62%     1.84%      1.85%       1.69%       1.74%      1.77%
Ratio of net investment income to average net assets      3.63%       3.84%     4.12%      3.76%       3.94%       4.13%      4.02%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             3.63%       3.84%     4.03%      3.65%       3.94%       4.10%      3.83%
Portfolio turnover                                         121%        162%       91%       114%         44%         63%        55%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Colorado Fund Class A
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.120     $10.630   $10.780    $11.510     $11.380     $10.780    $10.900

Income (loss) from investment operations:
Net investment income                                     0.263       0.549     0.543      0.552       0.376       0.574      0.560
Net realized and unrealized gain (loss) on investments   (0.091)      0.490    (0.150)    (0.730)      0.130       0.618     (0.130)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.172       1.039     0.393     (0.178)      0.506       1.192      0.430
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.272)     (0.549)   (0.543)    (0.552)     (0.376)     (0.592)    (0.550)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.272)     (0.549)   (0.543)    (0.552)     (0.376)     (0.592)    (0.550)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $11.020     $11.120   $10.630    $10.780     $11.510     $11.380    $10.780
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.59%      10.05%     3.89%     (1.69%)      4.51%      11.40%      4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $319,591    $318,550  $304,409   $338,184    $357,127    $357,993   $358,328
Ratio of expenses to average net assets                   0.95%       1.00%     1.00%      0.91%       0.83%       0.81%      0.78%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        0.95%       1.00%     1.04%      0.91%       0.92%       0.86%      0.91%
Ratio of net investment income to average net assets      4.82%       5.09%     5.22%      4.86%       4.93%       5.25%      5.27%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.82%       5.09%     5.18%      4.86%       4.84%       5.20%      5.14%
Portfolio turnover                                          48%         64%       53%        55%         36%         54%        40%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease net investment income per share of $0.009, an increase in net realized and unrealized gain (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets from 5.00% to 4.82%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Colorado Fund Class B
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.120     $10.630   $10.790    $11.510     $11.380     $10.780    $10.900

Income (loss) from investment operations:
Net investment income                                     0.222       0.468     0.463      0.466       0.319       0.483      0.470
Net realized and unrealized gain (loss) on investments   (0.081)      0.490    (0.160)    (0.719)      0.130       0.616     (0.130)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.141       0.958     0.303     (0.253)      0.449       1.099      0.340
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.231)     (0.468)   (0.463)    (0.467)     (0.319)     (0.499)    (0.460)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.231)     (0.468)   (0.463)    (0.467)     (0.319)     (0.499)    (0.460)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $11.030     $11.120   $10.630    $10.790     $11.510     $11.380    $10.780
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.30%       9.24%     3.00%     (2.34%)      3.99%      10.47%      3.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $14,281     $14,330   $13,441    $13,530     $10,726      $7,798     $4,172
Ratio of expenses to average net assets                   1.70%       1.75%     1.75%      1.66%       1.58%       1.62%      1.58%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.70%       1.75%     1.79%      1.66%       1.67%       1.67%      1.65%
Ratio of net investment income to average net assets      4.08%       4.34%     4.47%      4.11%       4.18%       4.44%      4.45%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.08%       4.34%     4.43%      4.11%       4.09%       4.39%      4.38%
Portfolio turnover                                          48%         64%       53%        55%         36%         54%        40%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease net investment income per share of $0.009, an increase in net realized and unrealized gain (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets from 4.25% to 4.08%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Tax-Free Colorado Fund Class C
                                                          Six                                        Eight
                                                         Months      Year      Year      Year        Months      Year        Year
                                                          Ended      Ended     Ended     Ended       Ended      Ended        Ended
                                                        2/28/02(1)  8/31/01   8/31/00   8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                       (Unaudited)
Net asset value, beginning of period                    $11.130     $10.640   $10.790    $11.520     $11.380     $10.780    $10.900

Income (loss) from investment operations:
Net investment income                                     0.222       0.468     0.465      0.463       0.319       0.484      0.460
Net realized and unrealized gain (loss) on investments   (0.081)      0.490    (0.150)    (0.726)      0.140       0.615     (0.130)
                                                        -------     -------   -------    -------     -------     -------    -------
Total from investment operations                          0.141       0.958     0.315     (0.263)      0.459       1.099      0.330
                                                        -------     -------   -------    -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.231)     (0.468)   (0.465)    (0.467)     (0.319)     (0.499)    (0.450)
                                                        -------     -------   -------    -------     -------     -------    -------
Total dividends and distributions                        (0.231)     (0.468)   (0.465)    (0.467)     (0.319)     (0.499)    (0.450)
                                                        -------     -------   -------    -------     -------     -------    -------

Net asset value, end of period                          $11.040     $11.130   $10.640    $10.790     $11.520     $11.380    $10.780
                                                        =======     =======   =======    =======     =======     =======    =======

Total return(2)                                           1.30%       9.23%     3.11%     (2.42%)      4.08%      10.47%      3.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $7,191      $5,617    $4,254     $4,332      $2,068      $1,697     $1,522
Ratio of expenses to average net assets                   1.70%       1.75%     1.75%      1.66%       1.58%       1.64%      1.66%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly        1.70%       1.75%     1.79%      1.66%       1.67%       1.69%      1.66%
Ratio of net investment income to average net assets      4.08%       4.34%     4.47%      4.11%       4.18%       4.42%      4.40%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             4.08%       4.34%     4.43%      4.11%       4.09%       4.37%      4.40%
Portfolio turnover                                          48%         64%       53%        55%         36%         54%        40%

(1) Ratios have been annualized and the total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the period ended February 28, 2002 was a decrease net investment income per share of $0.009, an increase in net realized and unrealized gain (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets from 4.25% to 4.08%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes
  to Financial Statements                          February 28, 2002 (Unaudited)

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Minnesota Insured Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related footnotes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (each "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Change in Accounting Principle - As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Delaware Tax-Free Colorado Fund did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Delaware Tax-Free Colorado Fund, but resulted in a $352,521 reduction in cost of securities and a corresponding $352,352 increase in net unrealized appreciation (depreciation), based on securities held by the Delaware Tax-Free Colorado on January 1, 2001.

The effect of these changes for the Delaware Tax-Free Colorado Fund for the period ended February 28, 2002, was a decrease in net investment income of $651,800, a decrease in net unrealized appreciation (depreciation) of $15,927, and an increase in net realized gains (losses) of $667,727. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, The Funds may receive earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees.

Notes
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)
The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2002 were as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund                Fund
                                                ----------    ----------------     ------------   ------------------    ------------
Commission reimbursements                          $413           $1,843               $545             $432                $4,002
Earnings credits                                     33            2,358                 37              273                 1,104


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
On the first $500 million                         0.550%           0.500%             0.550%            0.500%              0.550%
On the next $500 million                          0.500%           0.475%             0.500%            0.475%              0.500%
On the next $1.5 billion                          0.450%           0.450%             0.450%            0.450%              0.450%
On the next $2.5 billion                          0.425%           0.425%             0.425%            0.425%              0.425%


DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below.


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
Operating expense limitation as a percentage
   of average daily net assets (per annum)         0.50%           0.70%               0.25%             0.75%              0.75%


The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended February 28, 2002, DDLP earned commissions on sales of the Class A shares for each Fund as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
                                                  $8,394           $17,770            $1,727            $1,271            $25,289


Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At August 31, 2001, each Fund had liabilities payable to affiliates as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
Investment management fees
   payable to DMC                                 $10,952         $60,115            $     --          $14,351            $143,930
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC                    2,691          12,063               3,197            2,528              27,062
Other expenses payable to DMC and affiliates       17,164          47,594              26,755           15,702              95,797


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and/or trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
Purchases                                       $22,127,643     $51,891,259        $21,896,726       $25,481,055        $84,217,137
Sales                                            13,660,813      47,272,628         19,663,949        21,492,567         79,748,448


At February 28, 2002, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
                                                  Fund             Fund                Fund              Fund               Fund
                                                ----------    ----------------     ------------   ------------------    ------------
Cost of investments                            $37,597,766     $149,353,275         $47,436,892      $37,771,389       $326,415,416
                                               ===========     ============         ===========      ===========       ============
Aggregate unrealized appreciation                  826,183        6,043,593             804,634        1,252,402         12,475,781
Aggregate unrealized depreciation                 (275,327)        (155,389)           (202,247)              --         (1,443,582)
                                               -----------     ------------         -----------      -----------       ------------
Net unrealized appreciation (depreciation)         550,856        5,888,204             602,387        1,252,402         11,032,199
                                               ===========     ============         ===========      ===========       ============

For federal income tax purposes, certain Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:


                                                 Delaware        Delaware            Delaware         Delaware            Delaware
                                                 Tax-Free        Tax-Free            Tax-Free         Tax-Free            Tax-Free
                                                 Arizona      Arizona Insured       California    California Insured      Colorado
Year of Expiration                                 Fund             Fund                Fund              Fund               Fund
------------------                              ----------    ----------------     ------------   ------------------    ------------
2003                                           $       --        $    --            $       --        $     --         $   48,864
2004                                                   --             --                    --              --            832,567
2008                                              245,089         51,184               338,639              --          1,340,059
2009                                            1,115,326             --               988,927              --          3,045,974
                                               ----------        -------            ----------         -------         ----------
Total                                          $1,360,415        $51,184            $1,327,566              --         $5,267,464
                                               ----------        -------            ----------         -------         ----------

Notes
  to Financial Statements (continued)

4. Capital Shares
Transactions in capital shares were as follows:


                                                          Delaware Tax-Free      Delaware Tax-Free         Delaware Tax-Free
                                                            Arizona Fund        Arizona Insured Fund         Colorado Fund

                                                       Six Months     Year      Six Months     Year      Six Months      Year
                                                          Ended       Ended        Ended       Ended        Ended        Ended
                                                         2/28/02     8/31/01      2/28/02     8/31/01      2/28/02      8/31/01
                                                       (Unaudited)              (Unaudited)              (Unaudited)
                                                       -----------   --------   ----------   ----------  -----------  -----------
Shares sold:
  Class A                                                 670,953     663,024      524,475     713,809    1,022,900   2,324,220
  Class B                                                  98,709     407,426      295,281     227,682       92,181     208,055
  Class C                                                 126,166     104,476      230,686     221,642      175,200     219,563

Shares issued upon reinvestment of
  dividends and distributions
  Class A                                                  25,080      39,476      175,812     262,071      453,853     911,804
  Class B                                                   6,501       9,591       12,065      13,001       19,095      37,983
  Class C                                                   4,937       6,756        8,416       2,935        9,395      12,286
                                                         --------   ---------    ---------   ---------    ---------   ---------
                                                          932,346   1,230,749    1,246,735   1,441,140    1,772,624   3,713,911
                                                         --------   ---------    ---------   ---------    ---------   ---------
Shares repurchased
  Class A                                                (108,563)   (285,683)    (715,891) (1,556,564)  (1,137,374) (3,223,156)
  Class B                                                 (25,152)    (78,921)     (22,796)    (70,739)    (104,797)   (221,617)
  Class C                                                 (10,592)    (47,052)     (25,271)    (63,792)     (37,763)   (127,025)
                                                         --------   ---------    ---------   ---------    ---------   ---------
                                                         (144,307)   (411,656)    (763,958) (1,691,095)  (1,279,934) (3,571,798
                                                         --------   ---------    ---------   ---------    ---------   ---------
Net increase                                              788,039     819,093      482,777    (249,955)     492,690     142,113
                                                         ========   =========    =========   =========    =========   =========


                                                          Delaware Tax-Free         Delaware Tax-Free
                                                           California Fund       California Insured Fund

                                                        Six Months     Year      Six Months      Year
                                                           Ended       Ended        Ended        Ended
                                                          2/28/02     8/31/01      2/28/02      8/31/01
                                                        (Unaudited)              (Unaudited)
                                                        -----------   -------    ----------     --------
Shares sold:
  Class A                                                  157,381     287,703      105,703     493,717
  Class B                                                   60,200     253,920      175,741     144,437
  Class C                                                  102,479     293,375       74,001      58,076

Shares issued upon reinvestment of
  dividends and distributions
  Class A                                                   26,895      70,953       50,302      42,594
  Class B                                                    8,887      21,658       15,117      10,321
  Class C                                                    7,542       9,893          728         337
                                                          --------    --------     --------    --------
                                                           363,384     937,502      421,592     749,482
                                                          --------    --------     --------    --------
Shares repurchased
  Class A                                                 (127,462)   (460,737)    (143,075)   (260,705)
  Class B                                                  (93,135)   (310,929)     (35,465)    (74,653)
  Class C                                                  (38,971)   (135,820)     (10,332)    (81,837)
                                                          --------    --------     --------    --------
                                                          (259,568)   (907,486)    (188,872)   (417,195)
                                                          --------    --------     --------    --------
Net increase (decrease)                                    103,816      30,016      232,720     332,287
                                                          ========    ========     ========    ========

Notes
  to Financial Statements (continued)

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2002, or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware Investments
  Family of Funds


---------------------------------------------------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus.
Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
---------------------------------------------------------------------------------------------------------------------------
Growth-Equity Group                                                   Fixed Income Group

Delaware American Services Fund                                       Corporate and Government
Delaware Growth Opportunities Fund                                    Delaware American Government Bond Fund
Delaware Select Growth Fund                                           Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                        Delaware Delchester Fund
Delaware Technology and Innovation Fund                               Delaware Extended Duration Bond Fund
Delaware Trend Fund                                                   Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                             Delaware Limited-Term Government Fund
                                                                      Delaware Strategic Income Fund
Value-Equity Group
                                                                      Money Market
Delaware Decatur Equity Income Fund                                   Delaware Cash Reserve Fund
Delaware Growth and Income Fund                                       Delaware Tax-Free Money Fund
Delaware REIT Fund
Delaware Small Cap Value Fund                                         Municipal (National Tax-Exempt)
                                                                      Delaware National High-Yield Municipal Bond Fund
International Group                                                   Delaware Tax-Free Insured Fund
                                                                      Delaware Tax-Free USA Fund
(DIAL-Delaware International Advisers Ltd.)                           Delaware Tax-Free USA Intermediate Fund
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund                           Municipal (State-Specific Tax-Exempt)
Delaware International Value Equity Fund                              Delaware Tax-Free Arizona Fund
   (formerly Delaware International Equity Fund)                      Delaware Tax-Free Arizona Insured Fund
                                                                      Delaware Tax-Free California Fund
Blend Mutual Funds                                                    Delaware Tax-Free California Insured Fund
                                                                      Delaware Tax-Free Colorado Fund
Delaware Balanced Fund                                                Delaware Tax-Free Florida Fund
Delaware Core Equity Fund                                             Delaware Tax-Free Florida Insured Fund
   (formerly Delaware Growth Stock Fund)                              Delaware Tax-Free Idaho Fund
Delaware Devon Fund                                                   Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Social Awareness Fund                                        Delaware Tax-Free Minnesota Fund
Foundation Funds                                                      Delaware Tax-Free Minnesota Insured Fund
   Delaware Balanced Portfolio                                        Delaware Tax-Free Minnesota Intermediate Fund
   Delaware Growth Portfolio                                          Delaware Tax-Free Missouri Insured Fund
   Delaware Income Portfolio                                          Delaware Tax-Free New York Fund
                                                                      Delaware Tax-Free Oregon Insured Fund
                                                                      Delaware Tax-Free Pennsylvania Fund



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                              Affiliated Officers                             Contact Information

Walter P. Babich                               Charles E. Haldeman, Jr.                        Investment Manager
Board Chairman                                 Chairman                                        Delaware Management Company
Citadel Constructors, Inc.                     Delaware Investments Family of Funds            Philadelphia, PA
King of Prussia, PA                            Philadelphia, PA
                                                                                               International Affiliate
David K. Downes                                William E. Dodge                                Delaware International Advisers Ltd.
President and Chief Executive Officer          Executive Vice President and                    London, England
Delaware Investments Family of Funds           Chief Investment Officer, Equity
Philadelphia, PA                               Delaware Investments Family of Funds            National Distributor
                                               Philadelphia, PA                                Delaware Distributors, L.P.
John H. Durham                                                                                 Philadelphia, PA
Private Investor                               Jude T. Driscoll
Gwynedd Valley, PA                             Executive Vice President and                    Shareholder Servicing, Dividend
                                               Head of Fixed Income                            Disbursing and Transfer Agent
Anthony D. Knerr                               Delaware Investments Family of Funds            Delaware Service Company, Inc.
Consultant                                     Philadelphia, PA                                2005 Market Street
Anthony Knerr & Associates                                                                     Philadelphia, PA 19103-7094
New York, NY                                   Richard J. Flannery
                                               President and Chief Executive Officer           For Shareholders
Ann R. Leven                                   Delaware Distributors, L.P.                     800 523-1918
Former Treasurer                               Philadelphia, PA
National Gallery of Art                                                                        For Securities Dealers and Financial
Washington, DC                                                                                 Institutions Representatives Only
                                                                                               800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                          Website
MLM Partners, Inc.                                                                             www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN




(5803)                                                                                                         Printed in the USA
SA-WEST [2/02] BP 4/02                                                                                                      J8017
